UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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T-3 Energy Services, Inc.

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T-3 Energy Services, Inc.
7135 Ardmore
Houston, Texas 77054
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m., Houston time, on Thursday, June 4, 2009

Place	Texas Ballroom I Omni Houston Hotel Westside 13210 Katy Freeway Houston, Texas 77079

Items of Business	1. Elect three members to Class II of the Board of Directors.

2. Approve an amendment and restatement of our 2002 Stock Incentive Plan primarily to increase the number of shares of common stock authorized for issuance thereunder from 2,000,000 to 2,623,000.

3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009.

4. Transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date	April 9, 2009

Annual Report	The Annual Report for the year ended December 31, 2008, which is not a part of the proxy solicitation material, has been mailed along with this Notice and accompanying Proxy Statement.

Proxy Voting	Stockholders of record at the close of business on the Record Date may appoint proxies and vote their shares by signing, dating and mailing the enclosed proxy card in the envelope provided.

Stockholders whose shares are held by a broker, bank or other nominee may appoint proxies and vote as provided by that broker, bank or other nominee.

This Notice is being sent to holders of our common stock of record at the close of business on April 9, 2009. Each such holder has the right to vote at the meeting or any adjournment or postponement. The list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose relevant to the meeting during normal business hours for ten days before the meeting in our corporate office at 7135 Ardmore, Houston, Texas. The list will also be available during the meeting for inspection by the stockholders.

Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided. You may revoke your proxy at any time before its exercise. If present at the meeting, you may withdraw your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting being held on Thursday, June 4, 2009	The Proxy Statement and 2008 Annual Report are available at www.t3energy.com/2008-ProxyStatementandAnnualReport/

By Order of the Board of Directors,

Richard M. Safier
General Counsel and Secretary
April 29, 2009

T-3 ENERGY SERVICES, INC.
PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, June 4, 2009
          This Proxy Statement and the accompanying proxy/voting instruction card are being furnished to stockholders of record of T-3 Energy Services, Inc. (“T-3 Energy” or “Company”) by the Company’s Board of Directors (the “Board”) in connection with its solicitation of proxies to be used at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”), scheduled to be held at 10:00 a.m. (Houston time) on Thursday, June 4, 2009 at the Texas Ballroom I of the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, Texas 77079, or any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card contain information related to the Annual Meeting and was first mailed to stockholders on or about April 29, 2009 to all holders of record of our common stock, par value $0.001 per share, as of April 9, 2009. Shares of our common stock represented by proxies will be voted as described below or as specified by each stockholder. Any proxy given by a stockholder may be revoked at any time before the voting by delivering a written notice to our Secretary, by executing and delivering a subsequently dated proxy or by attending the meeting, withdrawing the proxy and voting in person.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING
Q.	Why am I receiving these materials?

A.	The Board is providing these proxy materials for you in connection with the Annual Meeting, which is scheduled to take place on Thursday, June 4, 2009. The Board is soliciting proxies to be used at the meeting. You are also invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q.	What information is contained in these materials?

A.	The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and our most highly paid officers, and certain other required information. A proxy card and a return envelope are also enclosed.

Q.	What proposals will be voted on at the Annual Meeting?

A.	The three proposals scheduled to be voted on at the Annual Meeting are (1) the election of three members to Class II of the Board of Directors, (2) the approval of an amendment and restatement of our 2002 Stock Incentive Plan primarily to increase the number of shares of common stock authorized for issuance thereunder from 2,000,000 to 2,623,000 and (3) to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009.

Q.	Which of my shares may I vote?

A.	All shares owned by you as of the close of business on the Record Date, April 9, 2009, may be voted by you. On that date, there were 12,547,458 shares of common stock outstanding and entitled to vote at the Annual Meeting. The shares owned by you include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each of your shares is entitled to one vote at the annual meeting.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Some stockholders of T-3 Energy hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

STOCKHOLDER OF RECORD: If your shares are registered directly in your name with T-3 Energy’s transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by T-3 Energy. As the stockholder of record, you have the right to grant your voting proxy directly to T-3 Energy or to vote in person at the Annual Meeting. T-3 Energy has enclosed a proxy card for you to use.

BENEFICIAL OWNER: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker or other nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q.	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A.	You should follow the directions your broker provides in order to instruct your broker how you wish to vote. If your broker does not receive appropriate instructions from you, the broker may have authority to vote your shares held in street name with respect to the proposals. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and the ratification of our independent registered public accounting firm. Non-routine matters include increases in authorized common stock under stock incentive plans. “Broker non-votes” occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary authority to vote the shares. As such, if you do not follow the directions your broker provides and instruct your broker how you wish to vote, your broker may exercise its discretion and vote in the elections of our Class II directors and the ratification of our independent registered public accounting firm for the year ending December 31, 2009 but may not vote on the amended and restated 2002 Stock Incentive Plan.

Q.	How can I vote my shares in person at the Annual Meeting?

A.	Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, T-3 Energy recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the meeting. Shares held in “street name” may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. You are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.

Q.	How can I vote my shares without attending the Annual Meeting?

A.	Whether you hold shares directly as the stockholder of record or beneficially in “street name,” when you return your proxy card, properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card.

Q.	May I change my vote or revoke my proxy?

A.	If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by voting again prior to the meeting, by notifying the Secretary of T-3 Energy in writing prior to the meeting, or voting at the meeting.

Q.	Who will count the vote?

A.	An inspector of election will count the vote.

Q.	What if I return my proxy card without specifying my voting choices?

A.	If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q.	What does it mean if I receive more than one proxy or voting instruction card?

A.	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q.	What constitutes a quorum?

A.	The presence, in person or by proxy, of the holders of a majority of the outstanding shares of T-3 Energy’s common stock is necessary to constitute a quorum at the meeting. If you submit a valid proxy card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and “broker non-votes” also count towards the quorum.

Q.	What vote is required to approve each item?

A.	The nominees for Class II Director will be elected by a plurality of the votes cast at the Annual Meeting. The three nominees for election as Class II Directors at the Annual Meeting who receive the greatest number of votes cast for election by the stockholders will be elected as our Class II Directors. The proposal to amend and restate the 2002 Stock Incentive Plan and the ratification of our independent registered public accounting firm for the year ending December 31, 2009 requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting, in person or by proxy, and entitled to vote. Broker non-votes and abstentions will not affect the outcome of the election of directors or the ratification of our independent registered public accounting firm for the year ending December 31, 2009. Abstentions have the effect of a vote against the amendment and restatement of the 2002 Stock Incentive Plan. Broker non-votes will not affect the outcome of the vote on the amendment and restatement of the 2002 Stock Incentive Plan. If you hold your shares through a broker or nominee and you do not instruct them on how to vote on these proposals, the broker or nominee will have the authority to vote your shares in a manner of his choosing for the election of the Class II Directors and the ratification of our independent registered public accounting firm for the year ending December 31, 2009 but may not vote for or against the amendment and restatement of our 2002 Stock Incentive Plan.

Q.	Does T-3 Energy know of any other matters that will be presented for consideration at the meeting?

A.	The Board of Directors knows of no matters other than those stated in the Notice of Annual Meeting of the Stockholders and described in this Proxy Statement to be presented for consideration at the meeting.

Q.	What are T-3 Energy’s voting recommendations?

A.	The Board recommends that you vote your shares “FOR” each of the nominees to Class II of the Board of Directors, “FOR” the amendment and restatement of our 2002 Stock Incentive Plan primarily to increase the number of shares of common stock authorized for issuance and “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009.

Q.	Where can I find the voting results of the Annual Meeting?

A.	T-3 Energy will announce preliminary voting results at the Annual Meeting and publish final results in T-3 Energy’s quarterly report on Form 10-Q for the second quarter of 2009.

RECENT CHANGE IN EXECUTIVE MANAGEMENT
          As reported in our Current Report on Form 8-K filed March 25, 2009, on March 23, 2009 Gus D. Halas resigned his positions as President, Chief Executive Officer, and Chairman of the Board and as a director. The Board, upon recommendation of both the Compensation Committee of the Board and the Nominating Committee of the Board, approved the appointment of Steven W. Krablin to replace Mr. Halas as President, Chief Executive Officer and Chairman of the Board, effective March 23, 2009. In connection with his appointment as Chairman, Mr. Krablin has been elected by the remaining directors to fill the vacancy on the Board resulting from Mr. Halas’ resignation as a director of the Company. Any forward-looking information regarding the President, Chief Executive Officer or Chairman in 2009 is presented from the perspective of Mr. Krablin in this role, whereas any historical information prior to March 23, 2009 regarding these positions will necessarily discuss Mr. Halas in this role.
PROPOSAL ONE — ELECTION OF CLASS II DIRECTORS
          At the Annual Meeting, three Class II Directors are to be elected to hold office until the third annual meeting of stockholders following their election.
          The persons named in the accompanying proxy card have been designated by the Board, as recommended by the Nominating Committee, and, unless authority is withheld, those persons intend to vote for the election of the nominees named below to the Board as Class II Directors. Although the Board does not contemplate that the nominees will become unavailable for election, if such a situation arises before the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) that the Board nominates, as recommended by the Nominating Committee, or the size of the Board may be reduced accordingly. For information regarding ownership of common stock by the nominee and the other directors see “Other Information – Security Ownership of Certain Beneficial Owners and Management.” Certain information with respect to the director nominees, each director whose term of office will continue after the Annual Meeting, and each of the executive officers, is set forth below.

	Principal Position		Director
Name	with the Company	Age	Since
	Class I Director Whose Term Will Expire in 2011

Steven W. Krablin	President, Chief Executive Officer and Chairman of the Board	59	2009

	Class II Directors Whose Term (If Re-elected) Will Expire in 2012

James M. Tidwell	Director	62	2001

Robert L. Ayers	Director	63	2007

Thomas R. Bates, Jr.	Director	59	2007

	Class III Director Whose Term Will Expire in 2010

Lisa W. Rodriguez	Director	48	2007
Planned Redesignation of a Class II Director to Class I
          Due to changes in our Board composition in recent years, the number of directors in each of our three classes of directors has become unequal.  Our certificate of incorporation provides that the Board of Directors may designate one or more directorships whose terms are expiring as directorships of another class in order to more nearly achieve equality of the number of directors among the classes.  Our Board of Directors has therefore determined that if elected at the annual meeting, the directorship of Mr. Tidwell will be redesignated from Class II to Class I to more nearly achieve equality of the number of directors among the classes.  Therefore, assuming all three director nominees are elected, Messrs. Ayers and Bates will serve a three year term as Class II Directors and Mr. Tidwell will serve a two-year term as a Class I Director.
Nominees for Class II Director
          James M. Tidwell has served as a director since the consummation of the merger with Industrial Holdings, Inc. on December 17, 2001. Mr. Tidwell is currently Chief Executive Officer of WEDGE Group Incorporated, a privately owned investment company with holdings in manufacturing, hotels, commercial real estate and oilfield services. He was Executive Vice President and Chief Operating Officer of WEDGE from January 2007 through February 2008, and served as Vice President and Chief Financial Officer from January 2000 through January 2007. From August 1996 through June 1999, Mr. Tidwell served as Executive Vice President and Chief Financial Officer of Daniel Industries, Inc., and he served as President of Daniel Measurement & Control from July 1999 until January 2000. Before then, Mr. Tidwell served as Vice President and Chief Financial Officer of Hydril Co. from August 1992 until July 1996. Mr. Tidwell is a director of Chart Industries, Inc.
          Robert L. Ayers has served as a director since August 2007. Mr. Ayers was Senior Vice President of ITT Industries and President of ITT Industries’ Fluid Technology from 1999 until 2005. Mr. Ayers continued to be employed by ITT Industries from 2005 until his retirement in 2006, during which time he focused on special projects for ITT Industries. ITT Industries’ Fluid Technology manufactures a broad range of pumps, mixers, controls and treatment systems. Mr. Ayers originally joined ITT Industries in 1998 as President of ITT Industries’ Industrial Pump Group. Before joining ITT Industries, Mr. Ayers was President of Sulzer Industrial U.S.A. and Chief Executive Officer of Sulzer Bingham. Prior to that, Mr. Ayers had over 20 years of operating experience with Lanzagorta International, FMC Corporation, National Supply and Armco Inc. Mr. Ayers is a director of Watts Water Technologies, Inc.
          Thomas R. Bates, Jr. has served as a director since August 2007. Mr. Bates is currently a Managing Director at Lime Rock Partners, a role he has held since 2001. Lime Rock Partners is an energy-oriented private equity investment firm. Prior to joining Lime Rock Partners, Mr. Bates had 25 years of operating experience with Shell Oil, Inc., Schlumberger Ltd., Weatherford Enterra, Inc. and Baker Hughes, Inc. Mr. Bates is a director of NATCO Group, Inc., Reservoir Exploration Technology ASA (Norway) and Hercules Offshore, Inc.
Approval
          The nominees for Class II Director will be elected by a plurality of the votes cast at the Annual Meeting. The three nominees for election as Class II Directors at the Annual Meeting who receive the greatest number of votes cast for election by the stockholders will be elected as our Class II Directors. Abstentions will not affect the outcome of the election of the Class II Directors. If you hold your shares through a broker or other nominee and you do not instruct them on how to vote on this proposal, the broker or other nominee may have the authority to vote your shares in a manner of his choosing.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE NOMINEES FOR CLASS II DIRECTOR.
Other Directors
          Steven W. Krablin has served as President, Chief Executive Officer and Chairman of the Board since his appointment on March 23, 2009. Mr. Krablin was a private investor from April 2005 until such appointment. From April 2008 until August 2008, Mr. Krablin served as Executive Vice President and Chief Financial Officer of IDM Group Limited, a provider of drilling equipment and other goods and services to the oil and gas industry. From January 1996 until his retirement in April 2005, Mr. Krablin served as Senior Vice President and Chief Financial Officer of National Oilwell Varco, Inc. or its predecessors, a manufacturer and distributor of oil and gas drilling equipment. Prior to 1996, Mr. Krablin served as Senior Vice President and Chief Financial Officer of Enterra Corporation until its merger with Weatherford International, Inc. Mr. Krablin is a director of Hornbeck Offshore Services, Inc. and Chart Industries, Inc.
          Lisa W. Rodriguez has served as a director since July 2007. Ms. Rodriguez is currently Senior Vice President and Chief Financial Officer of Hercules Offshore, Inc., a role she has held since March 2007. Preceding that, Ms. Rodriguez spent ten years at Weatherford International Ltd, where she most recently served as Senior Vice President and Chief Financial Officer. Prior to her appointment as Chief Financial Officer of Weatherford International Ltd. in 2002, Ms. Rodriguez held various positions in financial management, including Vice President of Accounting and Corporate Controller.
Other Executive Officers
          Keith A. Klopfenstein, 42, has served as Senior Vice President – Pressure Control Group (“PCG”) since October 31, 2008. Mr. Klopfenstein had served as Vice President of Operations since September 2003. Mr. Klopfenstein joined us in May 2003 as Manager of Operations. From December 2002 to April 2003, Mr. Klopfenstein served as Vice President of Strategic Operations for Flow Products Inc., a manufacturer of pumps for the municipal, petroleum, industrial and chemical industries. From May 2001 to November 2002, he served as Vice President of Operations for Flow Products Inc. From October 1997 to May 2001, Mr. Klopfenstein was Manufacturing Manager at Tyco Valves & Controls, a manufacturer of valves and actuators for the municipal, industrial, commercial building and chemical industries. Before then, Mr. Klopfenstein held a variety of engineering and management positions with two subsidiaries of Keystone International, Inc.
          James M. Mitchell, 41, has served as Senior Vice President and Chief Financial Officer since July 1, 2008. Mr. Mitchell previously served at Pride International Inc., where he was Chief Financial Officer for Latin America Land and E&P Services from January 2007 until after the sale of that business in August 2007. Prior to that, Mr. Mitchell worked at Grant Prideco from 1999 until 2007, where he most recently served as Treasurer and Director of Investor Relations. Before that, Mr. Mitchell was employed by Azurix, Inc. from 1998 to 1999 as Director of International Tax, and by EVI, Inc. from 1997 to 1998 as Director of Tax. Mr. Mitchell started his career with approximately six years at Arthur Andersen LLP, rising to International Tax Manager.
INFORMATION CONCERNING THE BOARD OF DIRECTORS
The Role of the Board
          In accordance with Delaware law, our operations are managed under the broad supervision of the Board of Directors, which has ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies.
Independence of Directors
          The Board reviewed the independence of our directors during 2009. During this review, the Board considered transactions and relationships during prior years between each director or his or her affiliates and T-3 Energy and its subsidiaries, affiliates and investors. The Board also examined transactions and relationships between directors or their affiliates and members of senior management or their affiliates. As provided in the guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.
          The Board is comprised of four independent directors out of a total of five directors, and has thus satisfied its requirement to maintain a majority of independent directors. The Board has affirmatively determined that Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez are independent of T-3 Energy and its management with respect to the Audit Committee, Compensation Committee and Nominating Committee as that term is used under the NASDAQ Stock Market LLC (the “NASDAQ”) listing standards.
Board and Committee Meeting Attendance and Compensation
          During 2008, the Board of Directors held 19 meetings. Each director attended 75% or more of the meetings held by the Board or meetings of Board committees of which they were a member during their tenure in 2008. Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings, we encourage them to attend and historically they have done so. All of the Board members attended the 2008 annual meeting of stockholders.

          During 2008, outside directors received an annual director fee of $30,000, an annual audit committee chairman fee of $12,000, an annual compensation committee chairman fee of $7,500, an annual nominating committee chairman fee of $7,500, a lead director fee of $4,000, $2,000 for attendance at Board meetings and $1,000 for attendance at Board teleconference meetings, $1,000 for attendance at committee meetings, as well as reimbursement for reasonable travel expenses incurred in attending such meetings.
          In December 2007, the Compensation Committee determined that, for 2008 and the period up to approximately the time of the annual meeting in 2009, in addition to the cash compensation paid to independent directors for attendance at meetings, chairman fees and annual director fees, each independent director would be compensated for their service on the Board of Directors with a grant of equity awards equal to $100,000. This was based on the results of the study performed by Stone Partners, Inc., an independent compensation consultant. Stone Partners was engaged to benchmark both executive management and Board compensation against our Peer Group, the members of which are specifically named and described at “Executive Compensation—Compensation Discussion and Analysis—Use of Peer Group Comparisons and Benchmarking in our Executive Compensation Program.” This Peer Group consisted of companies that share similarities with T-3 Energy Services, including a common industry (oilfield services) and similar levels of market capitalization, assets and revenue. The compensation consultant benchmarked the 25th, 50th and 75th percentiles of the Peer Group’s Board of Director compensation practices. The Compensation Committee reviewed these various parameters to ensure that the planned 2008 director compensation was competitive with the Peer Group. The Compensation Committee also determined that future grants of the equity component of independent director compensation would be made in the form of restricted stock instead of options in connection with its decision to impose minimum stock ownership guidelines of at least three times their annual retainer fee for directors going forward. The stock ownership guidelines are initially calculated using the annual retainer fee as of the later of December 2007 or the date the director is elected to the Board, and shall be re-calculated as of January 1st of each third year. Additionally, the Compensation Committee also determined that these minimum stock ownership guidelines must be met within three years of their appointment to the Board or December 2010 (whichever is later).
          Thus, in January 2008, Messrs., Tidwell, Ayers and Bates and Ms. Rodriguez each received 2,170 shares of restricted stock valued at $100,000, based on the price per share of $46.08 (the closing price per share on the date of the grant). These shares of restricted stock granted vest on June 4, 2009, subject to prior termination, pursuant to the terms of the T-3 Energy Services, Inc. 2002 Stock Incentive Plan (“the Plan”).
          The table below on non-employee directors’ compensation includes the above compensation elements:

					Change
					in Pension
					Value and
					Nonqualified
				Non-Equity	Deferred
	Fees Earned or			Incentive Plan	Compensation	All Other
	Paid in Cash	Stock Awards(1)	Option Awards(1)	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
James M. Tidwell	78,500	70,951	24,803	—	—	—	174,254

Robert L. Ayers	78,500	104,600	—	—	—	—	183,100

Thomas R. Bates, Jr.	69,000	104,600	—	—	—	—	173,600

Lisa W. Rodriguez	83,000	115,877	—	—	—	—	198,877

(1)	These columns represent the dollar amounts recognized for financial statement reporting purposes with respect to the 2008 fiscal year for the fair value of restricted stock and stock options granted to each of the directors in 2008 as well as prior fiscal years, in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004). Pursuant to Securities and Exchange Commission (“SEC”) rules, the amounts shown exclude the impact of estimated forfeitures. For additional information on the valuation assumptions, refer to Note 13 of our financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC on March 2, 2009. At December 31, 2008, the aggregate number of stock option awards outstanding for each non-employee director was as follows: Mr. Tidwell, 30,000; Mr. Ayers, -0-; Mr. Bates, -0-; and Ms. Rodriguez, -0-. As of December 31, 2008, the number of shares of restricted stock that have not vested for each non-employee director was as follows: Mr. Tidwell, 2,170; Mr. Ayers, 2,170; Mr. Bates, 2,170; and Ms. Rodriguez, 2,170.
          We have not yet entered into any further Restricted Stock Award Agreements with Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez due to the limited availability of shares for issuance in connection with the Plan.

Committees of the Board of Directors
          Under delegated authority, various board functions are discharged by the standing committees of the Board of Directors. T-3 Energy’s standing committees during 2008 were the Audit Committee, the Compensation Committee and the Nominating Committee. The Board of Directors will continue to consider adding additional standing committees from time to time.
The Audit Committee
          The Audit Committee held four meetings in 2008 and is comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez. Under applicable SEC rules and the NASDAQ’s listing standards, all of the foregoing members of the committee were independent. Ms. Rodriguez serves as Chairman of the Audit Committee. The Board of Directors has determined that Ms. Rodriguez and Mr. Tidwell are audit committee financial experts under the SEC rules and independent, as defined under the NASDAQ listing standards.
Report of the Audit Committee
          The Audit Committee is comprised of four directors, independent and otherwise qualified as required by the NASDAQ and the SEC, and operates under a written charter which was amended and restated by the Board of Directors in April 2009 and is reviewed at least annually by the committee. A copy of the Audit Committee charter is available at www.t3energyservices.com under “Corporate—Audit Committee Charter.”
          Management is responsible for the adequacy of the Company’s financial statements, internal controls and financial reporting processes. Ernst & Young LLP, our independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted accounting principles and issuing a report thereon. The Audit Committee is responsible for monitoring and overseeing these processes and otherwise assisting the directors in fulfilling their responsibilities relating to corporate accounting, reporting practices, and reliability of the financial reports of the Company. The focus of the Audit Committee is primarily on four areas:
•	The quality and integrity of the Company’s financial statements;

•	The scope and adequacy of the Company’s internal controls and financial reporting processes;

•	The independence and performance of the Company’s internal audit department and independent registered public accounting firm; and

•	The Company’s compliance with legal and regulatory requirements related to the filing and disclosure of the quarterly and annual financial statements of the Company.

The principal functions of the Audit Committee include:

•	Selecting the independent registered public accounting firm, and approving the scope, timing and fees of the annual audit as well as any non-audit services to be provided by the independent registered public accounting firm;

•	Meeting with management, the director of the internal audit department and with the independent registered public accounting firm to review the scope, procedures and results of the audit, the appropriateness of accounting principles and disclosure practices, and the adequacy of the Company’s financial and accounting personnel and resources;

•	Meeting with management, the director of the internal audit department and the independent registered public accounting firm to review the Company’s internal controls, including computerized information systems controls and security;

•	Reviewing the Company’s quarterly and annual financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, and earnings releases prior to filing;

•	Reviewing significant changes in accounting standards and legal and regulatory matters that may impact the financial statements;

•	Meeting with management to review compliance policies and programs, including the Company’s conflict of interest and ethical conduct policy;

•	Conferring independently with the independent registered public accounting firm in carrying out these functions; and

•	Providing oversight and direction to the Company’s internal audit department.

                    To be in a position to accept the Company’s 2008 consolidated financial statements, the Audit Committee took a number of steps:
•	The Audit Committee approved the scope of the Company’s independent audit;

•	The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting;

•	The Audit Committee reviewed and discussed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and received management’s representation that the Company’s financial statements were prepared in accordance with generally accepted accounting principles;

•	The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, including their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, estimates and financial statements and such other matters as are required to be discussed with the committee under auditing standards generally accepted in the United States; and

•	The Audit Committee discussed with Ernst & Young LLP their independence from management and the Company, consistent with the requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and considered the compatibility of nonaudit services with the registered public accounting firm’s independence.
          Based upon the above reviews and discussions with management and Ernst & Young LLP, and the committee’s review of the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee has approved the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the SEC.
          The members of our Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect to independent registered public accounting firm independence. Members of our Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with the standards of the Public Company Oversight Board (United States) or that Ernst & Young LLP is in fact “independent.”
          This report has been furnished by the members of our Audit Committee.

AUDIT COMMITTEE,
Lisa W. Rodriguez, Chairman
James M. Tidwell
Robert L. Ayers
Thomas R. Bates, Jr.

The Compensation Committee
          The Compensation Committee of the Board of Directors sets the compensation for our executive personnel and administers our 2002 Stock Incentive Plan and other compensation plans. The Compensation Committee is comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez. Mr. Ayers serves as Chairman of the Compensation Committee. Under the NASDAQ’s listing standards, Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez are independent. The committee held five meetings in 2008. The Compensation Committee operates under a written charter which is available at www.t3energyservices.com under “Corporate—Compensation Committee Charter.”
          For a description of our Compensation Committee’s processes and procedures for the consideration and determination of executive and director compensation, please see “Executive Compensation—Compensation Discussion and Analysis—Setting Executive Compensation.”
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
          None of the Compensation Committee members has served as our officer or employee, and there are no compensation committee interlocks with our executive officers.
The Nominating Committee
          The Nominating Committee of the Board of Directors is charged with evaluating and recommending candidates for election as directors, making recommendations concerning the size and composition of the Board of Directors and assessing the effectiveness of the Board of Directors. The Nominating Committee operates under a written charter which is available at www.t3energyservices.com under “Corporate—Nominating Committee Charter.” The Nominating Committee is comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez, with Mr. Tidwell serving as Chairman. Under the NASDAQ’s listing standards, Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez are independent. The committee held one meeting in 2008.
          In evaluating and determining whether to nominate a candidate for a position on our Board, the Nominating Committee will consider whether the candidate possesses high professional ethics and values, relevant management and/or operational experience, and a commitment to enhancing stockholder value. This consideration is not based on any specific minimum qualifications that must be met. The Nominating Committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Nominating Committee from current Board members, stockholders, professional search firms, officers or other persons. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation and, as such, does not have a specific policy with regard to the consideration of director candidates recommended by stockholders.
          Our Bylaws provide that nominations for the election of directors may be made by any stockholder who is a stockholder of record at the time of giving of notice described below; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Stockholder Proposals” in this Proxy Statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the stockholder giving the notice (i) the name and address, as they appear on T-3 Energy’s books, of such stockholder and (ii) the class and number of shares of T-3 Energy that are beneficially owned by such stockholder and that are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of T-3 Energy that are beneficially owned by such person.

Communicating with the Board of Directors
          Stockholders wishing to communicate with one or more directors, or the Board as a whole, may do so in writing addressed to the director(s) or the Board and sent to the Corporate Secretary, T-3 Energy Services, Inc., 7135 Ardmore, Houston, Texas 77054.
          In addition, stockholders may communicate with directors by calling a hotline or via the Internet. Information concerning the hotline and website are available on our website at www.t3energyservices.com under “Corporate—Corporate Governance.” All communications are sent directly to the Audit Committee Chairman, Ms. Rodriguez, who is responsible for informing the other members of the Board of relevant issues. As a practice, Ms. Rodriguez would present all such communications to the entire Board of Directors.
Code of Ethics
          We have adopted a Senior Executive Ethics Policy that applies to our President and Chief Executive Officer, Senior Vice President and Chief Financial Officer, Senior Vice President – Pressure Control Group, General Counsel and Secretary, Director of Human Resources, Vice Presidents, and General Managers of operating units. The Senior Executive Ethics Policy is available on our website at www.t3energyservices.com under “Corporate—Senior Executives Ethics Policy.” We intend to post amendments to, or waivers of, the Senior Executive Ethics Policy (to the extent applicable to our Chief Executive Officer or Chief Financial Officer) at this location on our website.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
          The Compensation Committee of our Board of Directors (the “Compensation Committee”) oversees our compensation program. Our compensation program includes programs that are designed specifically for: (i) the executives named in the Summary Compensation Table (collectively, the “Named Executive Officers”) and (ii) our Senior Managers (our “Senior Managers” and, together with our Named Executive Officers, our “Executive Managers”). Our executive compensation program is designed primarily to incentivize our Executive Managers to enhance our profitability and consistently build stockholder value. The following Compensation Discussion and Analysis explains how the Compensation Committee has structured our executive compensation program to achieve this objective.
Objectives of Our Executive Compensation Program
          The oilfield services sector is highly competitive. The current worldwide economic crisis in general and the precipitous decline in hydrocarbon prices over the last half of 2008 and first quarter of 2009 in particular have increased the competitive landscape due to reduced overall demand for the products we sell and the services we offer. To build stockholder value during these times, we need an outstanding group of talented, aligned individuals helping us build high-quality OEM products and offer distinctive services in a timely manner and a dependable fashion. Thus, even in light of these economic uncertainties, we remain focused on maintaining a competitive compensation program and creating a workplace environment that develops and challenges all of our employees, including our Executive Managers.
          Our executive compensation program is focused on achieving three broad objectives:
•	attraction;

•	retention; and

•	alignment of our Executive Managers’ interests with the interests of our stockholders.
          As explained more fully in this Compensation Discussion and Analysis, we intend for each element of our executive compensation program to further at least one of these three objectives. Moreover, most of our compensation polices and decisions tie into more than one of these objectives. For example, our goal of maintaining base salaries at competitive levels relative to those paid by companies in the oilfield services and equipment manufacturing industry serves to both attract and retain our Executive Managers. Similarly, the granting of long-term equity incentive awards to our Executive Managers serves to align the interests of our Executive Managers with our stockholders, while attracting and retaining high quality Executive Managers over the long-term.
          To focus on achieving our objectives, the Compensation Committee has adopted the following guidelines for making its compensation decisions:
•	provide a competitive total compensation package that enables us to attract and retain key Executive Managers;

•	integrate all compensation programs with our annual and long-term business objectives and strategy, and focus our Executive Managers’ behavior on the fulfillment of those objectives; and

•	provide variable compensation opportunities that directly link to our performance and that align our Executive Managers’ interests with the interests of our stockholders.
          Ultimately, our Executive Managers’ total compensation is determined in accordance with our pay-for-performance philosophy. As part of this philosophy, the Compensation Committee carefully determines the total amount and percentage mix of compensation it thinks best rewards the performance of each of our Executive Managers. This is not a mechanical process with a specific formula, and the Compensation Committee uses its judgment and experience, as well as input from our President and Chief Executive Officer, to determine the appropriate mix of compensation for each individual. To accomplish this goal, the Compensation Committee uses the tools described below to guide its compensation decisions.
Setting Executive Compensation
          The Role of the Compensation Committee
          The Compensation Committee oversees our compensation and benefit plans and policies, administers our 2002 Stock Incentive Plan and other compensation plans (including reviewing and approving equity grants to all Executive Managers) and reviews and annually approves all compensation decisions relating to our Executive Managers. The Compensation Committee is empowered by the Board of Directors and by the Compensation Committee’s Charter to make all the decisions regarding compensation for our Executive Managers without ratification or other action by the Board of Directors. The Compensation Committee is authorized to make incentive equity awards under the 2002 Stock Incentive Plan to key employees, including our Executive Managers. Although the incentive equity awards are not based on any one criterion, the Compensation Committee directs particular attention to our Executive Managers’ ability to implement our strategy in a manner beneficial to our stockholders.
          Consistent with applicable NASDAQ Stock Market, LLC, SEC and Internal Revenue Code of 1986, as amended (the “Tax Code”) regulations, the Compensation Committee is comprised of at least three “independent,” “non-employee” and “outside” members of the Board of Directors. As of the date of this Proxy Statement, the Compensation Committee consists of four directors meeting these standards. The Nominating Committee recommended the appointment of these directors after determining that they had the required knowledge and skills to accomplish the scope of responsibilities set out in the Compensation Committee’s Charter.
          The Compensation Committee has the authority to secure services for executive compensation matters, legal advice, or other expert services, both from within and outside of us. In his role as Chairman of the Compensation Committee, Mr. Robert L. Ayers sets the Compensation Committee’s meeting agendas, meeting times and calendar, and ensures that all appropriate compensation matters are included on the agendas for Compensation Committee meetings. In addition, the Compensation Committee members frequently have informal meetings to discuss compensation matters that need to be addressed before the regularly scheduled Compensation Committee meetings.
          The Compensation Committee has not delegated any authority to act on behalf of the Compensation Committee to any other committee of the Board of Directors or to any member of our management.

          Compensation Committee Charter
          The Compensation Committee’s Charter was prepared by the Compensation Committee and approved by the Board of Directors. The Compensation Committee reviews its Charter annually and recommends changes to the Board of Directors for approval. No changes to the charter were recommended in 2008. The full text of the Compensation Committee Charter is posted on our website at www.t3energyservices.com, under “Corporate – Compensation Committee Charter.”
          The Role of Executive Managers
          Our Executive Managers play an important role in the compensation-setting process. Their involvement in this process includes:
•	preparing materials in advance of Compensation Committee meetings for review by the Compensation Committee members;

•	evaluating employee performance and communicating the results of the evaluations to the Compensation Committee;

•	establishing our business goals in conjunction with the Board of Directors; and

•	recommending the compensation arrangements and components for our employees, excluding our Named Executive Officers.
          Additionally, at the request of the Compensation Committee, our President and Chief Executive Officer, Senior Vice President and Chief Financial Officer and our General Counsel and Secretary attend certain meetings and work sessions of the Compensation Committee.
          Our President and Chief Executive Officer is instrumental to the compensation-setting process and assists the Compensation Committee in:
•	evaluating other Executive Managers’ performance;

•	providing background information regarding our business goals; and

•	recommending the compensation arrangements and components for our Executive Managers, other than himself.
          We annually review the compensation of our Executive Managers. The Executive Managers’ compensation, other than the President and Chief Executive Officer, is recommended to the Compensation Committee by our President and Chief Executive Officer. At that time, the Compensation Committee meets in a private session to determine the amounts and mix of the President and Chief Executive Officer’s compensation as well as review the recommendations of our President and Chief Executive Officer with respect to the other Executive Managers’ compensation. The Compensation Committee considers the recommendations of our President and Chief Executive Officer as one factor, in addition to the other factors described in this Compensation Discussion and Analysis, in setting our Executive Manager and other employee compensation. Any material changes to our Named Executive Officers’ compensation made during 2008 have been filed with the SEC.
          The Role of Compensation Consultants
          Since December 2007, the Compensation Committee has, on a periodic basis, engaged Stone Partners, Inc. (“Stone Partners”) as its independent compensation consultant. The Compensation Committee directs, and works extensively with, Stone Partners to assess the Peer Group and the executive officer compensation market data (which includes members of the Peer Group) and compares it with our compensation arrangements. The composition of the market data we review with Stone Partners consists of data from our Peer Group as well as companies included in the surveys listed under “Use of Peer Group Comparisons and Benchmarking in our Executive Compensation Program.” These comparisons include, but are not limited to, valuing equity awards with different vesting and expiration terms.

          We have not engaged, and will not engage, Stone Partners to advise us on any compensatory issues (or any other matters) other than those issues authorized by the Compensation Committee.
          At the instruction of the Compensation Committee, Stone Partners works with our Director of Human Resources to gather our data necessary to create a meaningful comparison with the market data. Any contact between our Executive Managers and Stone Partners must be approved by the Compensation Committee.
          Use of Peer Group Comparisons and Benchmarking in our Executive Compensation Program
          Our intention is to provide our Executive Managers with compensation which pays competitively compared to our Peer Group. The Board of Directors wants to provide a reasonable degree of financial security and flexibility to those Executive Managers who adequately (or exceed expectations) in performing their duties. The Compensation Committee reviews the composition of the Peer Group at the beginning of each calendar year and any additions or deletions are made in the Peer Group as appropriate. In compiling the Peer Group, the Compensation Committee looks for companies that have sufficiently similar operational characteristics to provide a reasonable basis for comparison. Although the Compensation Committee does not attempt to specifically tie Executive Manager compensation to those offered by any particular members of the Peer Group or the Peer Group itself, the review provides a useful gauge in administering our compensation policy. The Compensation Committee reviews proxy statement data from the Peer Group and the companies comprising the Peer Group for overall executive compensation packages in 2008 were:
•	Atwood Oceanics, Inc.

•	Basic Energy Services, Inc.

•	Cameron International Corporation

•	Core Laboratories NV

•	Dril-Quip, Inc.

•	ENGlobal Corp.

•	Gulf Island Fabrication, Inc.

•	Gulfmark Offshore, Inc.

•	Horizon Offshore, Inc.

•	Ion Geophysical Corp.

•	Lufkin Industries, Inc.

•	NATCO Group, Inc.

•	National Oilwell Varco, Inc.

•	Newpark Resources, Inc.

•	Oil States Industries, Inc.

•	Petroleum Development Corp.

•	Superior Offshore International, Inc.

•	Superior Well Services, Inc.

•	Tesco Corp.

•	Weatherford International Ltd.

•	W-H Energy Services, Inc.
          For 2009, W-H Energy Services, Inc. (which was acquired by Smith International, Inc. in 2008) and Horizon Offshore, Inc. (which was acquired by Cal-Dive International, Inc. in late 2007) will be removed from the Peer Group.
          In early 2008, the Compensation Committee instructed Stone Partners to benchmark compensation for executive positions most similar to our Executive Managers, to review general trends relating to executive compensation in the oilfield services industry, and to review the operation of our incentive plans. The Compensation Committee reviewed several sources as a reference for determining competitive total compensation packages. These sources included published data from Watson Wyatt Top Management, William M. Mercer-Energy, and Stone Partners’ Executive Oilfield Manufacturing and Services Industry compensation surveys. Both Watson Wyatt (national survey data) and Mercer-Energy (industry survey data) are nationally known, highly respected sources for data. Stone Partners’ survey (another industry survey that is privately made available to participants only) included 57 oilfield manufacturing and service companies. Where possible, survey results were adjusted to reflect our size, based on annual revenue and industry. The compensation consultant benchmarked the 25th, 50th and 75th percentiles for the data sources mentioned above to gain an understanding of Peer Group competitive pay practices based on the overall market data. The industry Peer Group, industry surveys and national survey data are equally weighted, and factored into the decisions for each element of compensation.
          In early 2008, the Compensation Committee reviewed a summary report prepared by Stone Partners outlining base, annual incentive and long-term incentive compensation for each Executive Manager. The purpose of the summary report is to show the total dollar value of each Executive Manager’s annual compensation, including salary, performance based annual incentive bonus awards, discretionary cash bonuses and long-term equity incentive awards
          The summary reports reflect the annual compensation for each Executive Manager, as well as the potential payments under selected performance scenarios, termination of employment and change of control scenarios. In valuing termination and change of control payments, we calculate the total payments under each of the potential termination or change of control scenarios that are contemplated under our employment arrangements with our Executive Managers.
          The overall purpose of the summary reports is to bring together all of the elements of actual, targeted and potential future compensation of our Executive Managers so that the Compensation Committee can analyze both the individual elements of compensation (including the compensation mix) as well as the aggregate total amount of actual and targeted compensation. The Compensation Committee does not intend to align our Executive Managers’ annual compensation to any specific percentile of the market data, but aims to ensure that our Executive Managers’ annual compensation remains competitive.
          The Compensation Committee reviewed the summary sheets for 2007 compensation in March 2008 and determined that the annual compensation amounts for 2008 for our Executive Managers remained consistent with the Compensation Committee’s expectations after making modifications discussed below and with the overall objectives of our executive compensation program.
Components of Executive Compensation
          Overview
          The Compensation Committee believes that compensation paid to our Executive Managers should be competitive with the market data while, above all, remaining closely aligned with our performance on both a short-term and long-term basis. Our Executive Manager compensation program is also designed to assist us in attracting and retaining Executive Managers critical to our long-term success. In addition, our Executive Manager compensation is structured to ensure that a significant portion of the compensation is directly related to our stock performance, financial results and operating results that directly and indirectly influence stockholder value. To that end, the Compensation Committee believes that our Executive Manager compensation program should consist principally of the following components:
•	base salary;

•	performance based annual cash bonuses (“Annual Incentive Bonus Awards”);

•	discretionary cash bonuses;

•	long-term equity and/or cash-structured payments to mimic long-term equity incentive awards; and

•	retirement, perquisites and other benefits.
          Base Salary
          The Compensation Committee reviews the salaries of our Executive Managers (a) on an annual basis, (b) at the time of hire, promotion or changes in responsibilities and/or (c) when market conditions warrant. Our goal is to set base salaries for our Executive Managers at levels that are competitive with the market data for the skills and requirements of similar positions. Increases in salaries of our Executive Managers are based on an evaluation of (i) the President and Chief Executive Officer’s recommendations (for Executive Managers other than himself), (ii) the complexity of their respective positions and specific technical experience required, (iii) experience and tenure, (iv) the amount of compensation relative to the performance of Peer Group, (v) competitive market conditions and (vi) internal consistency between Executive Managers so that it accurately reflects each executive Manager’s skills, responsibilities, experiences and contributions to us. Recommendations for base salaries were made by the Chief Executive Officer for the other Executive Managers during the fourth quarter of 2008 and were reviewed by the Compensation Committee during the first quarter of 2009.
          For the year ended December 31, 2008, for the then Named Executive Officers, approximately 12% to 33% of each Named Executive Officer’s total compensation was comprised of base salary. The specific amounts of each Named Executive Officer’s salary for 2008, as well as for previous years where applicable, are noted below in the “Summary Compensation Table.”
          Performance-Based Annual Incentive Bonus Awards
          Consistent with our pay-for-performance philosophy, we use an annual incentive cash bonus plan to motivate and reward our Executive Managers for achieving certain specified company earnings targets and efficiency metrics. The Annual Incentive Bonus Awards are paid to each Executive Manager upon the achievement of certain performance criteria. The performance criteria applicable to our Named Executive Officers are discussed more fully below. Our President and Chief Executive Officer develops the performance criteria, the weight assigned to each applicable factor and performance achievement levels to be used for the Annual Incentive Bonus Awards for our Executive Managers, other than himself. The Compensation Committee then reviews and approves these performance criteria. The Compensation Committee develops the performance criteria, the weight assigned to each applicable factor and performance achievement levels to be used for the Annual Incentive Bonus Awards for our Named Executive Officers. For 2008 and 2009, the performance criteria were based upon our annual business plan (the “Annual Business Plan”). Our Annual Business Plan is a forecast of expected business results for the applicable year based upon certain assumptions made by our management. The Annual Business Plan is historically reviewed by the Compensation Committee during the fourth quarter before the beginning of the year and then refined and approved by the Board of Directors at their fourth quarter meeting. For 2009, the final Annual Business Plan was approved during the first quarter of 2009. The Compensation Committee believes that the performance criteria, taken together, are objective indicators of our overall performance.
          The Annual Incentive Bonus Awards for our Executive Managers are paid during the first quarter of each year following the year in which the bonus was earned. The payment of Annual Incentive Bonus Awards within this time frame allows us to deduct for tax purposes the amounts accrued under generally accepted accounting principles for the recently completed calendar year period.
          Annual Incentive Bonus Awards are determined as a percentage of each Executive Manager’s base salary paid during the year. This target payout is established through an analysis of annual incentive compensation for comparable positions in the market data and is intended to provide a competitive level of compensation when our Executive Managers achieve the performance criteria approved by the Compensation Committee. Our annual incentive bonus awards are structured such that when our performance objectives are met or exceeded, total cash compensation should be at or above the mid-level or base ranges for total compensation for the market data, and when our performance objectives are not achieved, total cash compensation should be below the mid-level or base ranges for total compensation for the market data.
          The performance criteria selected with respect to the Annual Incentive Bonus Awards for 2008 for our Named Executive Officers are shown in the table below, together with the target levels of achievement with respect to each criterion.

	Unit of	Actual	2008 Performance Levels			Actual
Criterion	Measurement	for 2007	Threshold	Target	Maximum	for 2008(1)
Net Income	$ millions	$25.3	$34.2	$40.3	$46.3	$36.6
Return on Capital Employed	%	16.8%	21.25%	25.00%	28.75%	23.20%

(1)	For 2008, the Compensation Committee approved the add-back of $23.5 million, or $20.5 million after tax, in goodwill impairment recorded for our pressure control group, as well as $4.7 million, or $3.1 million after tax, of strategic alternative costs recognized. The Compensation Committee believed that these items should not be included in the calculation for the 2008 performance levels, due to the unique circumstances of these charges.
          The first criterion the Compensation Committee approved for 2008 was net income, which is derived directly from our audited financial statements. The Compensation Committee approved this criterion to measure our ability to achieve the results targeted by our Annual Business Plan. The Compensation Committee determined that the net income measure was appropriate because it is an important indicator of the operational and financial strength of our business, captures our ability to adapt to the impact of changing costs and takes into consideration tax planning and financing decisions which the Named Executive Officers participate in making. Given the increased importance of tax planning and financing considerations in light of the current economic climate, the Compensation Committee believes that net income represents a more accurate assessment of our Named Executive Officers’ performance than EBIT would have provided. The actual results for 2008 for net income were between the threshold and target performance levels.
          The second criterion the Compensation Committee approved for 2008 was return on capital employed, which is determined by taking 2008 income from operations divided by Capital Employed (defined as total stockholders’ equity plus debt less cash) at December 31, 2008. The Compensation Committee approved this criterion to measure our ability to achieve the income results targeted by our Annual Business Plan while also managing our capital employed. This measure points to the efficiency of our earnings. The threshold performance level for return on capital employed was met for 2008. The actual results for 2008 for return on capital employed were between the threshold and target performance levels.
          These targets were chosen because they are consistent with our annual and long-term business objectives and strategy. The potential for greater (or lesser) amounts of incentive compensation is intended to motivate participants to achieve these goals and to not reward participants if these goals are not achieved. The Compensation Committee established performance targets consistent with our 2008 annual business objectives. Threshold performance is achieved if performance results are 85% of target, and maximum performance is achieved if performance results are 115% of target. The Compensation Committee agreed to determine bonus amounts by straight line interpolation if actual results were between threshold and target or target and maximum.
          The Compensation Committee also approved the following formulas to weight each performance criterion for payout amounts for each of our Named Executive Officers:
•	75% based on net income performance; and

•	25% based on return on capital employed.
          In addition to selecting the performance criteria and their weighted average for each Named Executive Officer, the Compensation Committee approved the respective performance payout percentages for each of our Named Executive Officers as shown in the table below. In determining these payout percentages, the Compensation

Committee attempted to ensure that the payouts provided meaningful incentives to each of our Named Executive Officers and were competitive with similar positions within the market data. The Compensation Committee’s policy is to determine the Annual Incentive Bonus Awards for each year during the first quarter of the following year based upon our performance with respect to the performance criteria established by the Compensation Committee. In reviewing the achievements of our Named Executive Officers for 2008, the Compensation Committee awarded the actual annual incentive payout percentages, as shown in the table below.

	Annual Incentive Payout % of Salary
				Actual
				Payment %
	Threshold	Target	Maximum	for 2008
President and Chief Executive Officer	50%	100%	150%	71%
Senior Vice President and Chief Financial Officer	60%	80%	100%	69%
Senior Vice President – Pressure Control Group	60%	80%	100%	69%
          The overall Annual Incentive Bonus Award payouts in 2008 were based on a weighted average of the payout levels achieved under the various performance criteria. A straight line interpolation was used to determine the annual incentive award between the Performance Threshold and the Performance Target, and the Performance Target and the Performance Maximum. In 2008, our results were between the threshold and target performance levels for both net income and return on capital employed.
          The Compensation Committee has the ability to apply positive or negative discretion to increase or reduce the payout amounts under the Annual Incentive Bonus Awards if it believes circumstances warrant such an increase or reduction. The Compensation Committee did not exercise positive or negative discretion in 2008.
          2009 Annual Incentive Bonus Awards
          The Compensation Committee has established the following performance criteria for 2009 for our newly appointed President and Chief Executive Officer and our Senior Vice President and Chief Financial Officer:
•	75% based on consolidated net income performance; and

•	25% based on consolidated return on capital employed.
          The first criterion, net income, is derived directly from our audited financial statements. Net income takes into consideration tax planning and financing decisions which the Named Executive Officers participate in making.
          The second criterion is return on capital employed, which is determined by taking EBIT divided by average capital employed (defined as the quarterly average of total stockholders’ equity plus debt less cash for each of the preceding five quarter ends, divided by five) at December 31, 2009. The Compensation Committee selected this criterion to measure our ability to achieve the income results targeted by our Annual Business Plan while also managing our capital employed. This measure points to the efficiency of our earnings.
          In order to more directly tie his incentive compensation to those areas of our performance that he most-directly controls, the Compensation Committee has established the following performance criteria for 2009 for our Senior Vice President – Pressure Control Group:
•	45% based on PCG EBIT;

•	30% based on consolidated net income;

•	15% based on PCG return on capital employed; and

•	10% based on consolidated return on capital employed.
          The first criterion, PCG EBIT, is calculated by adding back interest expense and interest income attributable to PCG to PCG income from continuing operations before provision for income taxes. The

Compensation Committee approved this criterion to measure Mr. Klopfenstein’s ability to achieve the results targeted by our Annual Business Plan. The Compensation Committee determined that the PCG EBIT measure was appropriate for Mr. Klopfenstein because it is an important indicator of the operational and financial strength of PCG for which Mr. Klopfenstein is responsible, and it captures his ability to adapt to the impact of changing costs.
          The third criterion is PCG return on capital employed, which is determined by taking PCG EBIT divided by average capital employed attributable to PCG (defined as the quarterly average of total stockholders’ equity attributable to PCG plus debt less cash for each of the preceding five quarter ends, divided by five) at December 31, 2009. The Compensation Committee selected this criterion for Mr. Klopfenstein to measure Mr. Klopfenstein’s ability to achieve the income results targeted by the PCG Annual Business Plan while also managing PCG capital employed. This measure points to the efficiency of PCG earnings.
          The second and fourth criterion, consolidated net income and consolidated return on capital employed, were chosen for Mr. Klopfenstein in response to the contributions Mr. Klopfenstein makes to the consolidated Company, and are calculated in the same manner as for the President and Chief Executive Officer and Senior Vice President and Chief Financial Officer.
          These targets were chosen because they are consistent with our annual and long-term business objectives and strategy. The potential for greater (or lesser) amounts of incentive compensation is intended to motivate participants to achieve these goals and to not reward participants if these goals are not achieved. The Compensation Committee established performance targets consistent with our 2009 annual business objectives and with consideration given to the current worldwide economic crisis and the precipitous decline in hydrocarbon prices over the last half of 2008 and first quarter of 2009 that have reduced overall demand for the types of products we sell and services we offer. For our President and Chief Executive Officer, threshold performance is achieved if performance results are 75% of target, overachieve performance is achieved if performance results are 125% of target, and maximum performance is achieved if performance results are 150% of target. For our other Named Executive Officers, threshold performance is achieved if performance results are 75% of target, and maximum performance is achieved if performance results are 125% of target. We do not disclose our specific performance goals incorporated into our annual bonus plans because we believe it would reveal sensitive information and cause competitive harm to our business. In general, for our President and Chief Executive Officer, the Committee attempts to set objectives such that there is approximately a 50% probability of achieving target performance, an 80% probability of achieving threshold target performance, a 20% probability of achieving overachieve target performance and a 5% probability of achieving maximum target performance. For our other Named Executive Officers, in general, the Committee attempts to set objectives such that there is approximately a 50% probability of achieving target performance, an 80% probability of achieving threshold target performance, and a 20% probability of achieving maximum target performance. The Compensation Committee reserves the right to modify these targets throughout the year to adjust for acquisitions or other significant changes in circumstances.
          For 2009, the Annual Incentive Bonus Award for our President and Chief Executive Officer as a percentage of base salary is as follows:

	Annual Incentive Payout % of Salary
	Threshold	Target	Overachieve	Maximum
President and Chief Executive Officer	50%	100%	150%	200%
          For 2009, the Annual Incentive Bonus Awards for our other Named Executive Officers as a percentage of base salaries is as follows:

	Annual Incentive Payout % of Salary
	Threshold	Target	Maximum
Senior Vice President and Chief Financial Officer	60%	80%	100%
Senior Vice President – Pressure Control Group	60%	80%	100%
          The only difference for 2009 as compared to 2008 is a change in the maximum payout percentage for our President and Chief Executive Officer. In connection with this recent appointment, the Compensation Committee decided to increase the maximum payout percentage for the President and Chief Executive Officer role to reflect the current market for such annual incentive pay based on comparisons with the market data.
          Discretionary Cash Bonuses
          If and when the Compensation Committee considers it appropriate, they may grant discretionary bonuses to our employees, including our Executive Managers. Examples of circumstances in which employees may be awarded a bonus include situations in which an employee has made a significant contribution to one of our initiatives or has otherwise performed at a level above what was expected or required. Unlike our Annual Incentive Bonus Awards, which our Executive Managers are eligible for annually, discretionary bonuses are not a recurring element of our executive compensation program. For 2008, there were no discretionary bonuses awarded to our Named Executive Officers.
          Long-Term Equity and/or Cash-Structured Payments to Mimic Long-Term Equity Incentive Compensation
          The Compensation Committee believes that equity compensation is an important element of our compensation philosophy for our Executive Managers. To align the compensation of our Executive Managers with the attainment of our business goals and an increase in stockholder value, we typically award long-term equity incentive grants to our Executive Managers as part of our total compensation package. Consequently, we may provide a variety of long-term equity incentive awards under our 2002 Stock Incentive Plan to our employees, including:
•	restricted stock awards;

•	restricted stock units;

•	incentive stock options;

•	non-statutory stock options;

•	stock-settled stock appreciation rights (“SARs”); and

•	Cash-structured payments to mimic any of the above.
          In 2008, the Compensation Committee approved the award of stock options to our Executive Managers, including our Senior Vice President – Pressure Control Group and our former President and Chief Executive Officer. In July 2008, the Compensation Committee approved the award of shares of restricted stock to our Senior Vice President and Chief Financial Officer. In December 2008, the Compensation Committee approved an Amendment to the Employment Agreement with our former President and Chief Executive Officer, stating the intention to grant 10,000 shares of restricted stock to him at such time the shares become available under the Plan. See further discussion of this arrangement below. In general, the grant of long-term incentive awards to our Executive Managers is based, in part, on our performance in the prior year relative to the Peer Group and the total compensation paid to comparable executive managers based on the market data. In addition, each Executive Manager is compared to the most closely comparable executive manager positions within the market data as to (i) the relative complexity of the positions, (ii) relative experience and tenure, (iii) the amount of compensation relative to the performance of the respective Peer Group company, (iv) competitive market conditions and (v) relative value of the position, as determined by the Compensation Committee in relation to its impact on our success.
          The amounts of the awards granted in any given year are determined by the Compensation Committee based on the specific design of our overall compensation plan with respect to the types of awards granted, as well as individual performance and our financial performance. When determining the appropriate combination of stock options and shares of restricted stock, the Compensation Committee’s goal is to weigh the cost of these grants with their potential benefits as a compensation tool. The Compensation Committee believes that providing grants of stock options or restricted stock effectively balances our objective of focusing the Executive Managers on delivering long-term value to our stockholders against the cost of providing the Executive Managers with the equity awards. Vesting of these awards is intended to facilitate retention. Consequently, our stock option grants typically vest one-third over a three-year period. During 2008, 30,000 stock options were granted to Gus D. Halas, our former President and Chief Executive Officer who resigned on March 23, 2009, pursuant to the terms of his then-existing

Employment Agreement entered into on September 14, 2007. The Employment Agreement also provided, subject to availability and Compensation Committee approval, for an additional grant of 10,000 shares of restricted stock to be granted on September 14, 2008, provided Mr. Halas remained employed with us through that date. We did not enter into a Restricted Stock Award Agreement with Mr. Halas to grant the 10,000 shares of restricted stock that were due to be granted on September 14, 2008 due to the limited availability of shares for issuance under the Plan. On December 10, 2008, the Compensation Committee of our Board of Directors approved the First Amendment (the “Amendment”) to the employment agreement entered into between us and Gus D. Halas on September 14, 2007. Pursuant to the Amendment, we committed to grant to Mr. Halas 10,000 shares of restricted stock at such time as the shares necessary for such grant became available under the Plan. Furthermore, if the restricted stock had not been granted prior to the earlier of (a) September 14, 2009, (b) a Change of Control, as defined in Section 8 of the Agreement, or (c) Mr. Halas’ termination of employment for reasons meeting the criteria set forth in Section 9 of the Agreement, then we would pay to Mr. Halas an amount in cash equal to 10,000 multiplied by the closing share price of our stock on the business day on which the earliest of criteria (a), (b) or (c) discussed above is met, as applicable. In accordance with a Separation Agreement dated March 23, 2009 between us and Mr. Halas, the above 30,000 unvested stock options, as well as an additional 20,000 unvested stock options granted in 2007, immediately vested, and we made a cash payment of $148,500, which was calculated by multiplying 10,000 by the closing share price of $14.85 on March 23, 2009. For a further description of Mr. Halas’ then-existing Employment Agreement, please read “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table – Employment Agreements with our Named Executive Officers.” For a further description of Mr. Halas’ Separation Agreement with us, please read “—Potential Payments Upon Termination or Change of Control—Resignation of Gus D. Halas.”
          On March 20, 2008, we granted 30,000 stock options to our Senior Vice President—Pressure Control Group. The grant will vest annually in 1/3rd increments beginning March 20, 2009, provided Mr. Klopfenstein remains employed with us through these dates.
          On July 1, 2008, we granted 10,000 shares of restricted stock to our Senior Vice President and Chief Financial Officer upon his appointment in July pursuant to a Restricted Stock Award Agreement. The grant will vest annually in 1/3rd increments beginning July 1, 2009, provided Mr. Mitchell remains employed with us through these dates.
          The Compensation Committee believes awards of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other types of incentive awards more completely align management’s interests with our interests and those of our stockholders, while increasing our ability to retain key members of our management team. Unfortunately, the Compensation Committee was unable to award a customary amount of equity awards under our 2002 Stock Incentive Plan because our stockholders did not approve amendments to that plan that would have increased the authorized number of shares of our common stock under the plan. We believe that if the stockholders approve this amendment, our Compensation Committee will be able to continue to grant equity awards and align the interests of our Executive Managers and our stockholders in the future. Please see “Proposal Two—Amendment and Restatement of our 2002 Stock Incentive Plan.”
          The long-term equity incentive grants awarded to our Named Executive Officers are set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table. For the year ended December 31, 2008, approximately 41% to 79% of each then Named Executive Officer’s total compensation was comprised of long-term equity incentive grants. For 2008, the Committee believed that, based on market data comparisons, approximately 59% to 73% of total compensation for the Named Executive Officers should come from long-term equity incentive grants.
          Severance Benefits
          Please see “Potential Payments upon Termination or Change of Control” for a description of severance benefits applicable to our Named Executive Officers.
          Retirement, Perquisites and Other Personal Benefits
          We provide our Named Executive Officers with retirement, perquisites and other personal benefits that the Compensation Committee determines are reasonable and consistent with our overall compensation philosophy. The Compensation Committee believes that these perquisites are consistent with those provided to named executive officers of the Peer Group, are an important factor in retaining our Named Executive Officers and are in accordance with general compensation practices in our industry.
•	Retirement. The 401(k) Plan is a tax-qualified retirement savings plan pursuant to which all of our full-time employees, including our Executive Managers, are eligible to contribute the lesser of up to 50% of their annual salary or the limit prescribed by the IRS to the 401(k) Plan on a before-tax basis. In addition, participants age 50 or above may contribute additional before-tax amounts up to the annual catch-up contribution limit determined by the IRS, and any participant may contribute rollover amounts from certain other qualified plans. Participants may also receive matching contributions, payable in cash, in an amount of up to the greater of 3% of eligible compensation, or $6,600 for 2008 and for 2009.

•	Health and Welfare Benefits. We provide our Named Executive Officers with medical, dental, disability insurance and life insurance to meet their health and welfare needs. This is a fixed component of compensation and the benefits provided are the same or comparable to all of our full-time employees.

•	Vehicle Allowance. Certain of our Named Executive Officers are provided a vehicle, or the economic equivalent. For the year ended December 31, 2008, Mr. Halas, Mr. Mitchell and Mr. Mino received annual vehicle allowances of $12,000, $6,000 and $11,465, respectively; Mr. Klopfenstein does not receive a vehicle allowance. These amounts have not changed since the effective dates of their employment agreements and were determined based upon market levels of our Peer Group at that time. Mr. Halas and Mr. Mino were also provided with related reimbursements for vehicle repair, gas and tollway charges of $8,293 and $4,406, respectively. We provide these benefits in order to be competitive with our Peer Group and for the long-term retention of these officers.

•	Club Dues. Certain of our Named Executive Officers are reimbursed for club dues. For the year ended December 31, 2008, Mr. Halas, Mr. Mitchell and Mr. Mino were reimbursed $6,811, $861 and $4,544, respectively; Mr. Klopfenstein does not receive a reimbursement for club dues. We provide this benefit in order to be competitive with our Peer Group and for the long-term retention of these officers in order to achieve our goals.
2009 Allocation Among Types of Compensation
          For 2009, the Compensation Committee has set target allocations, based on comparisons with, and with an overriding goal of remaining competitive with, the market data for the different components of compensation (i.e. base salary, Annual Incentive Bonus Awards and long-term equity incentive compensation.) For the Named Executive Officers at target levels, approximately 30% will be base salary, approximately 20% will be Annual Incentive Bonus Awards assuming all equity and incentive awards are earned, and approximately 50% will be long-term incentive compensation.
Impact of Prior Equity Awards on Current Awards
          The Compensation Committee does not consider the prior long-term incentive awards when determining future long-term incentive awards that will be granted under our current compensation arrangements. Since we do not provide a defined benefit pension plan, the future retirement needs of our Executive Managers will need to be satisfied in significant part based on their investments, including investments in our common stock. As a result, the Compensation Committee does not feel it is appropriate to limit future long-term equity incentive awards during periods of strong stock price performance and would not expect to compensate employees with additional amounts when the value of prior long-term equity incentive awards decline.
Tax and Accounting Implications
          Accounting
          We account for equity compensation expenses for our employees under the rules of Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123R”), which requires us to estimate and record an expense for each award of long-term incentive compensation over the life of its vesting period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.
          Financial Restatement
          The Board of Director’s policy is that the Compensation Committee, to the extent permitted by governing law, retains the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to our Executive Managers where the payment of such amounts was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, we will seek to recover any amount determined to have been inappropriately received by an individual.
          Tax Deductibility of Pay
          In conducting the compensation programs applicable to our Executive Managers, the Compensation Committee considers the effects of Section 162(m) of the Internal Revenue Tax Code of 1986, as amended (the “Internal Revenue Code”), which denies publicly held companies a tax deduction for annual compensation in excess of $1 million paid to their chief executive officer or generally their three other most highly compensated corporate officers who are employed on the last day of a given year, unless their compensation is based on performance criteria that are established by a committee of outside directors and approved, as to their material terms, by that company’s stockholders.
          Based on current interpretive authority, our ability to deduct compensation expense generated in connection with the exercise of options granted under our stock incentive plan should not be limited by Section 162(m). Our stock incentive plan has been designed to provide flexibility with respect to whether restricted stock awards will qualify as performance-based compensation under Section 162(m) and, therefore, be exempt from the deduction limit. If the forfeiture restrictions relating to a restricted stock award are based solely upon the satisfaction of one of the performance criteria set forth in the stock incentive plan, then the compensation expense relating to the award should be deductible by us if the restricted stock award becomes vested. However, compensation expense deductions relating to a restricted stock award will be subject to the Section 162(m) deduction limitation if the award becomes vested based upon any other criteria set forth in the award (such as vesting based upon continued employment with us or upon a change of control). The restricted stock awards granted to our President and Chief Executive Officer in 2007, which vested during 2008, were subject to the Section 162(m) deduction limitation. In addition, the portion of total salary and bonus compensation that exceeds one million dollars for each of our President and Chief Executive Officer and our other applicable Executive Managers does not so qualify and is subject to the limitation on deductibility under Section 162(m). As a result, we have in the past and may from time to time in the future, pay compensation amounts to our Executive Managers that are not deductible.
          Section 280G of the Internal Revenue Code disallows the deduction of any “excess parachute payment” paid in connection with certain change of control events. In contrast to Section 162(m), amounts payable in connection with a change of control transaction cannot be easily designed to avoid “excess parachute payments.” The Compensation Committee is aware of the possibility of a lost deduction in connection with these payments and intends to take reasonable actions to preserve the deductibility of amounts payable to the Executive Managers to the extent possible.
          Other Tax Implications
          Section 409A of the Internal Revenue Code governs the payment of potential deferred compensation. Failure to comply with the requirements of Section 409A can result in an additional 20 percent tax on noncompliant payments to our executives, thus we have taken precautions to design our employment agreements (including the severance and change of control provisions) as well as our 2002 Stock Incentive Plan and all equity and incentive award agreements to comply with the payment restrictions of Section 409A and the regulations thereunder.

Policies Regarding Equity Awards
          Grant Timing
          The Compensation Committee does not time, nor has the Compensation Committee in the past timed, equity grants in coordination with the release of material non-public information. Instead, we grant equity at the time or times dictated by our normal compensation process as developed by the Compensation Committee.
          None of our employees have attempted to time long-term equity incentive award grants by making grant recommendations to the Compensation Committee. Our President and Chief Executive Officer is authorized to make requests to the Compensation Committee regarding awards for new professional personnel as part of the hiring process, to existing personnel who are promoted, or where market conditions could reduce our ability to retain key personnel. However, these are market driven occurrences and not timing issues, and our President and Chief Executive Officer only provides recommendations that may or may not be acted upon by the Compensation Committee.
          Stock Ownership Requirements
          Stock ownership guidelines have not been implemented by the Compensation Committee for our Executive Managers. However, we encourage our Executive Managers to participate in stock ownership. The Compensation Committee has elected not to impose a minimum ownership threshold for our common stock since our Executive Managers have historically shown their commitment to being substantial stockholders. Furthermore, the Compensation Committee does not want to limit our ability to attract new personnel. The Compensation Committee has the authority to determine the need to revisit this issue if current circumstances change and will review whether stock ownership requirements are appropriate for our Executive Managers in the future.
          Trading in the Company’s Stock Derivatives
          It is our policy that directors and all officers, including our Executive Managers, may not purchase or sell options on our common stock, nor engage in short sales with respect to our common stock. Trading by officers and directors in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to our common stock is also prohibited.
Change of Control Arrangements
          The Named Executive Officers have employment agreements that contain provisions for severance benefits in connection with defined termination events, such as in connection with a change of control or for any reason other than due to death, disability or cause. The Compensation Committee believes these change of control arrangements at levels that are competitive with those offered by members of the Peer Group are useful for attracting and retaining our Executive Managers. Please read “Potential Payments Upon Termination or Change of Control.”
Conclusion
          The Compensation Committee believes that the amounts and mix of the Named Executive Officers’ compensation components are fair and appropriate based upon the current market conditions and the goals that were achieved by us. Additionally, the Compensation Committee believes that the compensation package is consistent with our industry Peer Group.
Compensation Committee Report
          The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2009 Proxy Statement.
COMPENSATION COMMITTEE,
Robert L. Ayers, Chairman
James M. Tidwell
Thomas R. Bates, Jr.
Lisa W. Rodriguez

Summary Compensation Table
          The following table provides certain summary information covering compensation paid or accrued during 2008, 2007 and 2006 to our then-existing Chief Executive Officer and certain other then-existing Executive Officers (the “Named Executive Officers”).

						Non-Equity
				Stock	Option	Incentive Plan	All Other
				Awards(2)	Awards(2)	Compensation(3)	Compensation(4)	Total
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	($)	($)	($)	($)	($)
Gus D. Halas, President, Chief Executive Officer, and Chairman (5)	2008	500,000	—	248,441	188,010	355,625	40,033	1,332,109
	2007	464,792	300,000	915,755	428,165	200,000	1,627,684	3,936,396
	2006	450,000	450,000	941,408	252,149	—	27,809	2,121,366
James M. Mitchell, Senior Vice President and Chief Financial Officer (6)	2008	124,053	—	139,838	—	85,563	7,278	356,732
Michael T. Mino, Vice President and Chief Financial Officer (6)	2008	151,401	—	—	122,102	8,575	28,536	310,614
	2007	171,600	—	—	127,336	23,310	24,071	346,317
	2006	165,550	15,000	—	61,997	42,900	24,362	309,809
Keith A. Klopfenstein, Senior Vice President - Pressure Control Group	2008	175,830	—	—	269,769	137,801	7,338	590,737
	2007	154,419	16,776	—	123,726	24,021	8,341	327,283
	2006	140,969	21,872	—	65,181	38,128	9,483	275,633

(1)	This column represents the annual discretionary bonuses paid for 2007 and 2006. There were no discretionary bonuses paid for 2008.

(2)	These columns represent the dollar amount recognized for financial statement reporting purposes with respect to the 2008, 2007 and 2006 fiscal years for the fair value of restricted stock and stock options granted to each of our Named Executive Officers, in these years as well as prior fiscal years, in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For additional information on the valuation assumptions, refer to Note 13 of our financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC on March 2, 2009. For additional information regarding our stock and option awards, please refer to the section of this proxy statement entitled “Compensation Discussion and Analysis—Components of Executive Compensation—Long-Term Equity Incentive Compensation” and the notes and narrative following the “Grants of Plan Based Awards” table and the “Outstanding Equity Awards at Fiscal Year-End” table. Stock options granted to Messrs. Halas, Mino, and Klopfenstein vest in 1/3rd increments from the grant date. Restricted stock granted to Mr. Mitchell for 2008 vest over a three year period. The amounts reflected for Mr. Halas for 2008 reflect the inclusion of 10,000 shares of restricted stock granted in 2007 that vested in 2008 and 10,000 shares of restricted stock that were due to be granted to Mr. Halas on September 14, 2008, subject to availability and Compensation Committee approval and in accordance with his then-existing employment agreement dated September 14, 2007, but were unable to be granted due to the limited availability of shares for issuance under the plan. See further discussion at “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.” In accordance with SFAS 123R, we remeasured this share-based award at fair value at each reporting period and the pro-rata vested portion of the award was recognized as compensation expense. The amounts reflected for Mr. Halas for 2007 reflected the immediate vesting of 66,667 unvested stock options and 75,000 unvested shares of restricted stock held by Mr. Halas in connection with the change of control of us that occurred during April 2007. Under Mr. Halas’ employment agreement existing at the time of First Reserve Fund VIII’s sale of our stock in an underwritten offering in April 2007, a change of control was defined to include a series of related transactions, which resulted in the transfer of more than 70% of the voting power to parties who were not stockholders of us prior to such series of related transactions and was not conditioned upon the termination of Mr. Halas employment. In late November 2006, First Reserve Fund VIII sold 4.5 million shares of our common stock in a series of block trades. In April 2007, First Reserve Fund VIII effectively exited its investment in us by selling 4,879,316 shares of our common stock in an underwritten offering. Prior to such sales, First Reserve Fund VIII owned approximately 84.9% of our common stock. Due to the close proximity in time between the two transfers of our stock by First Reserve Fund VIII and the fact that the transfers allowed First Reserve Fund VIII to effectively exit its investment in us, the Board determined that the two sales be treated as a series of related transactions. For additional information on the change of control and subsequent vesting of stock options and restricted stock, refer to Note 12 of our financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC on March 2, 2009.

(3)	This column represents the annual defined bonuses paid for 2008, 2007 and 2006. Please read “—Components of Executive Compensation Program—Performance Based Annual Incentive Bonus Awards.”

(4)	Other Annual Compensation consists of the following:

	Automobile Allowance and Related	Club Dues	Company 401k	Medical and Dental	Change of Control
Name	Reimbursement ($)	($)	Match ($)	Allowances ($)	Payment ($) (a)	Other ($)
Gus D. Halas 2008	20,293	6,811	6,600	4,012	—	2,317
2007	12,000	5,212	6,600	3,872	1,600,000	—
2006	12,000	5,455	6,600	3,754	—	—
James M. Mitchell 2008	6,000	861	417	—	—	—
Michael T. Mino 2008	15,871	4,544	4,459	3,662	—	—
2007	11,465	4,111	4,623	3,872	—	—
2006	11,465	4,638	4,505	3,754	—	—
Keith A. Klopfenstein 2008	—	—	4,262	3,076	—	—
2007	—	—	4,469	3,872	—	—
2006	—	—	5,729	3,754	—	—

(a)	For additional information regarding this change of control payment, refer to Note 12 of our financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the Commission on March 2, 2009.

(5)	Effective March 23, 2009, Mr. Halas resigned as our President, Chief Executive Officer and Chairman of the Board. Please read “—Potential Payments Upon Termination or Change of Control—Resignation of Gus D. Halas.”

(6)	Effective July 1, 2008, Mr. Mino resigned as our Vice President and Chief Financial Officer and Mr. Mitchell became our Senior Vice President and Chief Financial Officer. After the appointment of Mr. Mitchell, Mr. Mino continued to serve us in an operational controller capacity.
Grants of Plan-Based Awards
          The following table provides information about equity and non-equity awards granted to the Named Executive Officers during 2008.

					All Other	All Other
					Stock Awards:	Option Awards:		Grant Date
					Number of	Number of	Exercise or	Fair Value of
		Estimated Future Payouts Under			Shares of	Securities	Base Price	Stock and
		Non-Equity Incentive Plan Awards(1)			Stock or	Underlying	of Option	Options
	Grant	Threshold	Target	Maximum	Units(2)	Options(3)	Awards	Awards(4)
Name	Date	($)	($)	($)	(#)	(#)	($ / Sh)	($)
Gus D. Halas Annual Incentive Bonus Award	—	250,000	500,000	750,000	—	—	—	—
2002 Stock Incentive Plan (5)	09/27/08	—	—	—	10,000	30,000	40.16	630,800

James M. Mitchell Annual Incentive Bonus Award	—	75,000	100,000	125,000	—	—	—	—
2002 Stock Incentive Plan (6)	07/01/08	—	—	—	10,000	—	—	828,900

Michael T. Mino Annual Incentive Bonus Award	—	11,433	22,886	34,299	—	—	—	—
2002 Stock Incentive Plan (6)	—	—	—	—	—	—	—	—

Keith A. Klopfenstein Annual Incentive Bonus Award	—	120,790	161,054	201,317	—	—	—	—
2002 Stock Incentive Plan	03/20/08	—	—	—	—	30,000	42.69	567,900

(1)	These columns show the potential range of Annual Incentive Bonus Awards for the Named Executive Officers for 2008. Please read “—Components of Executive Compensation Program—Performance Based Annual Incentive Bonus Awards.”

(2)	This column shows the number of restricted stock awards granted to the Named Executive Officers during 2008. For Mr. Halas, 10,000 shares of restricted stock were considered to be granted for SFAS 123R purposes on December 10, 2008, with a vesting date of September 14, 2009. For further information on this share-based award payment arrangement, see “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.” The restricted stock awards for Mr. Mitchell vest over a three year period.

(3)	This column shows the number of stock options granted to the Named Executive Officers during 2008. Additional terms for the stock option awards are described below in the section entitled “—Equity Incentive Awards—Stock Option Awards.” The stock options vest and become exercisable ratably over three years.

(4)	This column shows the full grant date fair value of the stock options and restricted stock awards under SFAS 123R granted to the Named Executive Officers in 2008. Generally, the full grant date fair value is the amount that we would expense in our financial statements over an award’s vesting schedule. For Mr. Halas, this column includes the 10,000 shares of restricted stock considered to be granted for SFAS 123R purposes valued at the closing stock price at December 31, 2008, in accordance with the rules under SFAS 123R for share-based awards. For additional information on the valuation assumptions, refer to Note 13 of our financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the Commission on March 2, 2009. For further information on the share-based award arrangement with Mr. Halas, see “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

(5)	Effective March 23, 2009, Mr. Halas resigned as our President, Chief Executive Officer and Chairman of the Board. In accordance with Mr. Halas’ Separation Agreement, the 30,000 stock options awarded in 2008 immediately vested, and a share-based award payment of $148,500 was made for the 10,000 shares of restricted stock considered granted for SFAS 123R purposes. Please read “—Potential Payments Upon Termination or Change of Control—Resignation of Gus D. Halas.”

(6)	Mr. Mitchell joined us on July 1, 2008 and his 2008 Estimated Future Payout Under Non-Equity Incentive Plan Awards is subject to pro-ration from this date. Mr. Mino resigned as our Vice President and Chief Financial Officer and was appointed as an operational controller effective July 1, 2008 and his estimated Future Payout Under Non-Equity Incentive Plan Awards for his operational controller role is subject to pro-ration from this date. Mr. Mino, who resigned as our Vice President and Chief Financial Officer on July 1, 2008, has no estimated Future Payout Under Non-Equity Incentive Plan Awards for his role as Vice President and Chief Financial Officer through July 1, 2008, but is subject to a pro-rated estimated Future Payout Under Non-Equity Incentive Plan Awards for his subsequent appointment as an operational controller.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
          The following is a discussion of material factors necessary to an understanding of the information disclosed in the Summary Compensation Table and the Grants of Plan-Based Awards Table.
Employment Agreements with our Named Executive Officers
          We have entered into employment agreements with each of our Named Executive Officers, as described below. Each of the employment agreements also provide for potential severance or change of control payments, which are described in greater detail under “Potential Payments Upon Termination or Change of Control.”
          Gus D. Halas
          On September 14, 2007, we entered into an employment agreement with a three year term with Gus D. Halas, who was then our President, Chief Executive Officer and Chairman of the Board. The agreement provided for an annual base salary of $500,000 and an annual bonus based on the achievement of performance goals to be established annually by the Board or a committee of the Board, in consultation with Mr. Halas. The annual bonus was targeted to equal 100% of Mr. Halas’ base salary, with a maximum bonus of 150% of his base salary. If our performance equaled 115% of the performance goals, Mr. Halas was entitled to a bonus at the 150% of base salary level. In addition, we granted Mr. Halas 10,000 shares of restricted common stock pursuant to a Restricted Stock Award Agreement (as further discussed in Note 13 of our financial statements in the Form 10-K for the year ended December 31, 2008) and 30,000 stock options to purchase shares of our common stock pursuant to a Stock Option Agreement (as further discussed in Note 13 of our financial statements in the Form 10-K for the year ended December 31, 2008). The employment agreement also provided, subject to availability and Compensation Committee approval, for two additional restricted stock awards of 10,000 shares each and two additional stock option awards of 30,000 shares each to be granted on September 14, 2008 and September 14, 2009, respectively, provided that Mr. Halas remained employed with us through these dates, for a total of an additional 20,000 shares of restricted stock and an additional 60,000 stock options. The additional restricted stock awards would vest on the first anniversary of their respective grant dates, and the additional options would vest in 1/3rd increments over three years, provided that Mr. Halas remained employed with us through these vesting dates. The employment agreement contained standard confidentiality covenants with respect to our trade secrets and non-competition and non-solicitation covenants until the later of the first anniversary of the date of termination or resignation or such time as Mr. Halas no longer receives any payments under the agreement.

          As of December 31, 2008, we had not yet entered into a Restricted Stock Award Agreement with Mr. Halas to grant the 10,000 shares of restricted stock that were due to be granted on September 14, 2008 due to the limited availability of shares for issuance under our 2002 Stock Incentive Plan. On December 10, 2008, the Compensation Committee of our Board of Directors approved the First Amendment (the “Amendment”) to the Employment Agreement entered into between us and Gus D. Halas on September 14, 2007. Pursuant to the Amendment, we committed to grant to Mr. Halas 10,000 shares of restricted stock at such time as the shares necessary for such grant became available under our 2002 Stock Incentive Plan. Furthermore, if the restricted stock had not been granted prior to the earlier of (a) September 14, 2009, (b) a Change of Control, as defined in Section 8 of Mr. Halas’ employment agreement, or (c) Mr. Halas’ termination of employment for reasons meeting the criteria set forth in Section 9 of Mr. Halas’ employment agreement, then we would pay to Mr. Halas an amount in cash equal to 10,000 multiplied by the closing share price of our stock on the business day on which the earliest of criteria (a), (b) or (c) discussed above was met, as applicable. In accordance with SFAS 123R, we remeasured this share-based award at fair value at each reporting period and the pro-rata vested portion of the award was recognized as a liability.
          On March 23, 2009, Mr. Halas resigned his position as President, Chief Executive Officer and Chairman, of the Board to pursue other interests. For further discussion of Mr. Halas’ separation with us, please read “—Potential Payments Upon Termination or Change of Control—Resignation of Gus D. Halas.”
          James M. Mitchell
          The employment agreement with James M. Mitchell, our Senior Vice President and Chief Financial Officer, is for a two-year term, effective July 1, 2008. The employment agreement provides for an annual base salary of $250,000, which was pro-rated for 2008, and an annual bonus based on the achievement of performance goals to be established annually by the Compensation Committee of the Board of Directors. The annual bonus is targeted to equal 80% of Mr. Mitchell’s base salary, with a maximum bonus of 100% of his base salary. In addition, we granted Mr. Mitchell 10,000 shares of our restricted common stock pursuant to the Restricted Stock Award Agreement. These shares will vest annually in 1/3rd increments beginning on July 1, 2009. The agreement contains standard confidentiality covenants with respect to our trade secrets and non-competition and non-solicitation covenants until the later of (1) the first anniversary of the date of termination or resignation or (2) such time as Mr. Mitchell no longer receives any payments under the agreement.
          Keith A. Klopfenstein
          The employment agreement with Keith A. Klopfenstein, our Senior Vice President – Pressure Control Group, is for a one-year term, effective October 31, 2008. The employment agreement provides for an annual base salary of $167,764, which was increased to $201,317 for 2009, and an annual bonus based on the achievement of performance goals to be established annually by the Compensation Committee of the Board of Directors. The annual bonus is targeted to equal 80% of Mr. Klopfenstein’s base salary, with a maximum bonus of 100% of his base salary. The agreement contains standard confidentiality covenants with respect to our trade secrets, non-competition covenants and non-solicitation covenants until the first anniversary of the date of termination or resignation.
Equity Incentive Awards
          Restricted Stock Awards
          The restricted shares granted to Mr. Mitchell pursuant to his employment agreement and reported in the Grants of Plan Based Awards table above vest in substantially equal annual installments on the first, second and third anniversaries of the grant date of the award. In addition, immediately preceding a change of control or upon Mr. Mitchell’s termination by us without cause, all of the restricted shares shall be fully vested. As a holder of these restricted shares, Mr. Mitchell has the rights and privileges of ownership of such shares, including the right to receive any dividends declared.
          Stock Option Awards
          The stock option awards granted to Mr. Halas (pursuant to his employment agreement) and Mr. Klopfenstein and reported in the Grants of Plan Based Awards table above vest in substantially equal annual installments on the first, second and third anniversaries of the grant date of the award. In the event of a change of control, the options will become immediately 100% vested. Vested options may be exercised at any time prior to the ten year anniversary of the date of grant of the option, at which time unexercised options will expire. Termination of employment will shorten or eliminate the exercise period applicable to the options, depending on the circumstances of the termination.
Annual Incentive Bonus Awards
          Annual Incentive Bonus Awards are granted on the terms and conditions described above in the “Employment Agreements with our Named Executive Officers” section and in the section titled “Components of Executive Compensation—Performance-Based Annual Incentive Bonus Awards.”
Outstanding Equity Awards at Fiscal Year-End
          The following table provides information on the current holdings of stock options and stock awards by the Named Executive Officers as of December 31, 2008. This table includes unexercised and unvested stock option awards and unvested restricted stock awards.

	Option Awards					Stock Awards
			Equity
			Incentive
			Plan Awards:				Market
	Number of	Number of	Number of			Number of	Value of
	Securities	Securities	Securities			Shares or	Shares or
	Underlying	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not
	(#)	(#)(1)	Options	Price	Expiration	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)(2)	($)(3)
Gus D. Halas (4)	100,000	—	—	6.28	4/30/13	10,000	94,400
	50,000	—	—	6.98	2/19/14	—	—
	100,000	—	—	12.31	1/12/16	—	—
	10,000	20,000	—	34.17	9/14/17	—	—
	—	30,000	—	40.16	9/27/18	—	—
James M. Mitchell	—	—	—	—	—	10,000	828,900
Michael T. Mino	—	8,333	—	12.31	1/12/16	—	—
	—	16,667	—	21.13	2/7/17	—	—
Keith A. Klopfenstein	10,000	—	—	6.98	2/19/14	—	—
	10,000	—	—	7.41	1/21/15	—	—
	16,667	8,333	—	12.31	1/21/16	—	—
	8,333	16,667	—	21.13	2/7/17	—	—
	—	30,000	—	42.69	3/20/18	—	—

(1)	Stock options vest 33% per year over a three-year period on each annual anniversary of the grant date.

(2)	For Mr. Halas, 10,000 shares of restricted stock were considered to be granted for SFAS 123R purposes on December 10, 2008, with a vesting date of September 14, 2009. For further information on this share-based award arrangement, see “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.” For Mr. Mitchell, 10,000 shares of restricted stock were granted on July 1, 2008 and vest over a three year period.

(3)	For Mr. Halas, this column represents the number of shares considered to be granted for SFAS 123R purposes, as discussed above, that have not vested multiplied by the closing stock price on December 31, 2008. We value these shares as of December 31, 2008 in accordance with the rules for share-based awards under SFAS 123R. For further information on this share-based award arrangement, see “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.” For Mr. Mitchell, this column represents the number of shares granted that have not vested multiplied by the closing stock price on the grant date.

(4)	Effective March 23, 2009, Mr. Halas resigned as our President, Chief Executive Officer and Chairman of the Board. In accordance with Mr. Halas’ Separation Agreement, the 50,000 unvested stock options at December 31, 2008 immediately vested, and a share-based award cash payment of $148,500 was made for the 10,000 shares of restricted stock considered granted for SFAS 123R purposes. Please read “—Potential Payments Upon Termination or Change of Control—Resignation of Gus D. Halas.”

Option Exercises and Stock Vested in Fiscal 2008
          The following table provides information about stock options exercised by or vesting of restricted stock awards for the Named Executive Officers during 2008.

	Option Awards			Stock Awards
	Number of Shares	Value Realized		Number of Shares	Value Realized
	Acquired on Exercise	on Exercise		Acquired on Vesting	on Vesting
Name	(#)	($)		(#)	($)(1)
Gus D. Halas (3)	—	—		10,000	422,100

James M. Mitchell	—	—		—	—

Michael T. Mino	21,667	634,796	(2)	—	—

Keith A. Klopfenstein	—	—		—	—

(1)	This column represents the number of vesting shares multiplied by the closing stock price on the vesting date.

(2)	Mr. Mino exercised options during 2008 for 21,667 shares at exercise prices ranging from $7.41 to $21.13, when the fair market value of the stock ranged from $42.07 to $46.00. The Value Realized on exercise above includes paper gains reported to the IRS at the time of exercise, even if those shares were not sold.

(3)	Effective March 23, 2009, Mr. Halas resigned as our President, Chief Executive Officer and Chairman of the Board. Please read “—Potential Payments Upon Termination or Change of Control—Resignation of Gus D. Halas.”
Pension Benefits
          We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for our Named Executive Officers.
Non-Qualified Deferred Compensation
          We do not have any nonqualified deferred compensation plans or arrangements in which the Named Executive Officers participate.
Potential Payments Upon Termination or Change of Control
          As previously described above under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table–Employment Agreements with the Named Executive Officers,” our Named Executive Officers have employment agreements that contain provisions for severance benefits in connection with defined termination events, such as a change of control or for any reason other than due to death, disability or cause. In addition, our 2002 Stock Incentive Plan (the “Incentive Plan”) provides accelerated equity award vesting upon a change of control. The following provides a discussion of the scenarios that entitle our Named Executive Officers to severance payments, along with our best estimates as to the amount of any potential severance or change of control payment that we would liable to pay pursuant to the employment agreements upon a termination of employment or a change of control as of December 31, 2008.
          Employment Agreements with our Named Executive Officers
          The employment agreements with each of the three Named Executive Officers contain substantially similar definitions for the following terms:
•	“Cause” means the executive’s: (1) commission of an act of fraud with respect to the business and affairs of us or our customers; (2) willful failure or refusal to perform his duties as required by the employment agreement; (3) gross negligence, his theft of our or any of our affiliate’s property, theft of a customer’s property, a material violation of his duty of loyalty to us, or any other material misconduct on the part of the executive which does or could result in a financial loss to us; or (4)

material violation of our employee policies, including without limitation our policy on the receipt of a kick-back or side payment from customers or suppliers.

•	“Disability” is generally defined to mean that as a result of a mental or physical condition, the executive is unable to perform his or her normal duties as required under his or her employment agreement, with or without reasonable accommodation, and the disability is likely to occur for a substantial period of time.

•	A “change of control” means the closing of a transaction where either more than 50% of our voting power, or all or substantially all of our assets, are transferred to a third party who is not one of our significant stockholders, members or partners; despite the definition contained in the employment agreements, however, this definition must also be interpreted to comply with the change of control definition found in Section 409A of the Internal Revenue Code.
          Gus D. Halas
          Mr. Halas’ employment agreement dated September 14, 2007 (as amended on December 10, 2008 to comply with Section 409A of the Internal Revenue Code) stated that if Mr. Halas was terminated for death or disability he would receive all base salary and benefits earned or accrued as of the date of the death or disability. In the event that he was terminated for any reason other than due to death, disability or cause, we would be required to pay Mr. Halas within 30 days of such termination an amount equal to the sum of three times his annual base pay ($500,000 as of December 31, 2008) and three times a bonus amount equal to the average annual bonus pay for the prior two fiscal years of employment, and all stock options to purchase shares of our common stock and all restricted stock grants previously granted to Mr. Halas would become fully vested. In addition, if through our actions, Mr. Halas ceased to hold the title of President, Chief Executive Officer, or Chairman of the Board, ceased to report directly to the Board, had any of his primary business responsibilities shifted to another employee that does not report directly to him or was involuntarily transferred to a geographical location that was materially different that the location he initially began providing services to us, and he gave notice of his resignation within 90 days after any of these events without our remedy of the situation, the resignation would be deemed a termination without cause for purposes of the severance payments described above. Upon the occurrence of a change of control, we would be required to pay Mr. Halas an amount equal to the sum of three times his annual base pay and three times a bonus amount equal to the average annual bonus pay for the prior two fiscal years of employment, and all stock options to purchase shares of our common stock and all restricted stock grants previously awarded to Mr. Halas would become fully vested; provided, that Mr. Halas would no longer be entitled to receive the severance payment described above in the event of his subsequent termination for any reason other than due to death, disability or cause.
          In order to receive payments pursuant to his employment agreement, Mr. Halas must: (1) sign a general release in our favor releasing us from all claims and obligations that we might be liable for under the employment agreement and (2) must adhere to the non-compete policies for the year following his termination of employment.
          For purposes of Mr. Halas’ employment agreement, in addition to the items constituting “Cause” set forth above, the term “Cause” also includes Mr. Halas’ (1) breach of any of the Confidential Information and Non-Compete provisions of Mr. Halas’ employment agreement, or (2) conviction of a felony punishable by imprisonment.
          Effective March 23, 2009, Mr. Halas resigned as President, Chief Executive Officer and Chairman of the Board. Please read “—Potential Payments Upon Termination or Change of Control—Resignation of Gus D. Halas.”
          James M. Mitchell
          Mr. Mitchell’s employment agreement dated July 1, 2008 states that if Mr. Mitchell is terminated for death or disability, or other than for cause, we are required to pay Mr. Mitchell a single, lump payment, within 30 days of his termination, equal to two times his annual base pay in effect at the time of termination ($250,000 as of December 31, 2008) and a single bonus payment equal to the average annual bonus paid to Mr. Mitchell for the prior two fiscal years of employment. If Mr. Mitchell has not been employed for two full fiscal years prior to his termination of employment, the bonus payment shall be equal to fifty percent (50%) of the bonus paid, if any, for the prior fiscal year ending immediately prior to his termination of employment date. Additionally, in the event that we terminate Mr. Mitchell’s employment other than for death, disability or cause, all unvested stock option and restricted stock grants will immediately become fully vested. Additionally, Mr. Mitchell’s contingent performance bonus under our annual cash bonus plan for the fiscal year in which the termination occurs shall be determined at the end of the fiscal year in accordance with the terms of the bonus plan and performance criteria for such contingent bonus award, and to the extent such bonus is earned bonus on the achievement of the performance criteria, the amount (days in the year lapsed as of Mr. Mitchell’s termination over 365) of such “earned” bonus shall be paid to Mr. Mitchell in a lump sum on the normal payment date for such annual bonuses under the plan, but not later than the March 15th following the end of the fiscal year of termination of employment. In addition, he will receive a payment equaling the amount necessary to reimburse him for premium payments necessary to continue his group health care coverage pursuant to COBRA requirements for either his allowable COBRA continuation period as allowed by law, or twelve months, whichever is earlier.
          For purposes of Mr. Mitchell’s employment agreement, in addition to the items constituting “Cause” generally, the term “Cause” also includes Mr. Mitchell’s (1) breach of any of the covenants set forth in his employment agreement, or (2) conviction by, or entry of a plea of guilty or nolo contendere in, a court for a crime involving moral turpitude or which is punishable by imprisonment.
          Payments made under the employment agreement are also conditioned on the requirement that Mr. Mitchell adhere to the confidentiality and non-compete provisions (the non-compete of which will last for one year following a termination of employment), as well as non-disparagement requirements.
          Keith A. Klopfenstein
          Mr. Klopfenstein’s employment agreement dated October 31, 2008 states that if Mr. Klopfenstein is terminated due to his death or disability, he will receive all base salary and benefits earned or accrued as of the date of the death or disability. In the event that he is terminated for any reason other than due to death, disability or cause, we are required to pay Mr. Klopfenstein a single, lump payment, within 60 days of his termination, equal to one times his annual base pay in effect at the time of termination ($201,317 as of December 31, 2008), and all unvested stock option and restricted stock grants will immediately become fully vested. Additionally, Mr. Klopfenstein’s contingent performance bonus under our annual incentive bonus plan for the fiscal year in which the termination occurs shall be determined at the end of the fiscal year in accordance with the terms of the bonus plan and performance criteria for such contingent bonus award, and to the extent such bonus is earned bonus on the achievement of the performance criteria, the amount (days in the year lapsed as of Mr. Klopfenstein’s termination over 365) of such “earned” bonus shall be paid to Mr. Klopfenstein in a lump sum on the normal payment date for such annual bonuses under the plan, but not later than the March 15th following the end of the fiscal year of termination of employment. In addition, he will receive a payment equaling the amount necessary to reimburse him for the premium payments he must make to continue his group health care coverage pursuant to COBRA requirements for the earlier of either his allowable COBRA continuation period as allowed by law, or twelve months.
          For purposes of Mr. Klopfenstein’s employment agreement, in addition to the items constituting “Cause” generally, the term “Cause” also includes Mr. Klopfenstein’s (1) breach of any of the covenants set forth in his employment agreement, or (2) conviction by, or entry of a plea of guilty or nolo contendere in, a court for a crime involving moral turpitude or which is punishable by imprisonment.
          Payments made under the employment agreement are also conditioned on the requirement that Mr. Klopfenstein adhere to the confidentiality, non-compete and non-solicitation provisions of which will last one year following a termination of his employment.
2002 Stock Incentive Plan
          Messrs. Halas, Mitchell and Klopfenstein’s employment agreements provide for the acceleration of vesting for equity based awards upon termination of employment other than for cause, death or disability. Additionally, a change in control may trigger the acceleration of their stock options and restricted stock awards pursuant to our Incentive Plan. Under our Incentive Plan, unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards become 100% vested, free of all restrictions, and immediately and fully exercisable. For purposes of the Incentive Plan, a “change in control” generally means the occurrence of any one or more of the following events:
•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of our outstanding common stock or combined voting power of the then outstanding voting securities; provided that the following acquisitions will not constitute a change in control: (i) any acquisition directly from us or our subsidiaries, (ii) any acquisition by us, any of our subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by us or any of our subsidiaries or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination (a “Merger”) if such Merger would not be a change in control pursuant to the third bullet point below;

•	Individuals who constitute our Board of Directors as of June 4, 2009, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of our Board of Directors;

•	Approval by our stockholders of a Merger, or the sale or disposition of all or substantially all of our assets (unless our stockholders own more than 50% of the resulting entity (or its parent) and at least a majority of the members of the Board of Directors of the resulting entity (or its parent) were members of our Board of Directors);

•	The adoption of any plan or proposal for our liquidation or dissolution; or

•	Any other event that a majority of our Board of Directors, in its sole discretion, determines to constitute a change of control for purposes of the Incentive Plan.
          As part of the proposed amendment to the Plan, the definition of change in control will be amended to restrict its scope. Please see “Proposal Two—Amendment and Restatement of our 2002 Stock Incentive Plan—Description of the Restated 2002 Plan—Change of Control.”
          For purposes of the table below, we assume that the payment of all salaries, bonuses, expenses and all accrued payments and benefits is current, and that the applicable termination scenario or change of control event occurred on December 31, 2008. The per share value used to calculate the value of the accelerated equity was $9.44, which was the closing price of our stock on December 31, 2008. The amounts shown are our best estimates as to the amounts that each executive would receive upon the particular termination event listed; however, exact amounts that any executive would receive could only be determined upon an actual termination of employment or a change of control. Despite any timing noted above, in the event that the executives are also considered “specified employees” as defined under Section 409A of the Internal Revenue Code at the time of their termination of employment, payments may be delayed until the first day of the seventh month following the date of the executive’s termination of employment if such a delay is necessary to remain compliant with Section 409A of the Internal Revenue Code and the regulations that accompany that section.

Potential Payments Upon Termination or Change of Control Table

		Termination of
	Termination of Employment Other	Employment For Death or
Name	than for Cause, Death or Disability	Disability	Change of Control
Gus Halas Salary and Bonus (1)	$2,925,000	—	$2,925,000
Accelerated Equity (2)	94,400	—	94,400

Total	$3,019,400	—	$3,019,400
James M. Mitchell Salary and Bonus (3)	$542,782	$542,782	—
Accelerated Equity (4)	94,400	—	94,400
Continued Medical (5)	5,640	—	—

Total	$642,822	$542,782	$94,400
Keith Klopfenstein Salary (6)	$201,317	—	—
Accelerated Equity (7)	—	—	—
Continued Medical (8)	5,640	—	—

Total	$206,957	—	—

(1)	This amount reflects three times Mr. Halas’ annual base salary of $500,000 and three times an average bonus amount of $475,000. The bonus amount was calculated by averaging Mr. Halas’ 2007 bonus of $500,000 and his 2006 bonus of $450,000. For purposes of determining Mr. Halas’ “bonus” amounts, we have combined both his discretionary bonus and the amount of his annual incentive bonus award; such amounts were both reported in the Summary Compensation Table above. As previously noted, Mr. Halas resigned on March 23, 2009. Please see “Resignation of Gus D. Halas” below for details of Mr. Halas’ Separation Agreement.

(2)	At December 31, 2008, Mr. Halas held 20,000 and 30,000 unvested options to purchase our common stock at exercise prices of $34.17 and $40.16, respectively. As our stock price was $9.44 per share at December 31, 2008, the acceleration of this vesting would have no value at this date. At December 31, 2008, Mr. Halas would be entitled to a payment of $94,400 for the fair value of restricted shares to be granted under a share-based award arrangement. The value was calculated by multiplying 10,000 by the value of our stock on December 31, 2008, totaling $94,400. Please see “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” for further discussion of this arrangement. Additionally, as previously noted, Mr. Halas resigned from all his positions with us on March 23, 2009. Please see “—Resignation of Gus D. Halas” below for details of Mr. Halas’ Separation Agreement.

(3)	This amount reflects two times Mr. Mitchell’s annual base salary of $250,000 and a bonus payment of $42,782. The bonus amount was calculated by taking 50% of Mr. Mitchell’s fiscal year 2008 bonus amount, in accordance with his employment agreement as described above. Mr. Mitchell is the only Named Executive Officer that receives a severance payment in addition to his accrued salary and benefits in the event of his termination of employment for death or disability.

(4)	This amount reflects the acceleration of the restricted stock held by Mr. Mitchell at December 31, 2008. The value was calculated by multiplying the number of shares (10,000) of unvested restricted stock held multiplied by the value of our stock on December 31, 2008, totaling $94,400.

(5)	Mr. Mitchell’s continued medical expenses were calculated by multiplying $470, the monthly premium amount for coverage of an active executive employee under our group health plan, by twelve months.

(6)	This amount reflects a one-time payment of Mr. Klopfenstein’s annual base salary of $201,317. As we have assumed that all salary, benefits, expenses and other similar payments are current as of December 31, 2008, no amounts are included in the table in the event that Mr. Klopfenstein’s employment was terminated due to his death or disability.

(7)	At December 31, 2008, Mr. Klopfenstein held 55,000 unvested options to purchase our common stock at exercise prices ranging from $12.31 to $42.69 per share. As our stock price was $9.44 per share at December 31, 2008, the acceleration of the vesting of these options would have no value at this date. Additionally, Mr. Klopfenstein had no unvested restricted stock at December 31, 2008.

(8)	Mr. Klopfenstein’s continued medical was calculated by multiplying $470, the monthly premium amount for coverage of an active executive employee under our group health plan, by twelve months.

          Resignation of Gus D. Halas
          On March 23, 2009, Gus D. Halas resigned as President, Chief Executive Officer and Chairman of the Board.  In connection with his resignation, we and Mr. Halas entered into a Separation Agreement dated March 23, 2009. The Separation Agreement, which was negotiated by the Compensation Committee and approved by the Board, entitled Mr. Halas to certain payments upon his departure. Mr. Halas received a severance payment of $2,783,438, which was calculated by taking the sum of three times Mr. Halas’ annual base salary of $500,000 and three times a bonus amount of $427,813.  The bonus amount was calculated by averaging Mr. Halas’ 2008 bonus of $355,625 and his 2007 bonus of $500,000.  Additionally, Mr. Halas was paid $148,500 for the fair value of the restricted shares granted to him under a share-based award agreement in December 2008.  This value was calculated by multiplying 10,000 by $14.85, which was the closing price of our stock on March 23, 2009.  Additionally, Mr. Halas was paid $112,329 for the pro-rata portion of his annual bonus at the performance target level, which was calculated by taking $500,000 divided by 365 days multiplied by 82 days and a lump-sum payment of $75,000.  Additionally, 50,000 unvested stock options previously granted to Mr. Halas were fully vested.  In consideration for the foregoing separation payments, Mr. Halas agreed to release us and certain of our related parties from any claims, costs, expenses and similar liabilities Mr. Halas may have had against us or our related parties related to his employment or subsequent resignation, except for claims Mr. Halas may have against us in enforcing our obligations under the Separation Agreement.
Appointment of Steven W. Krablin
          On March 23, 2009, we entered into an Employment Agreement (the “Agreement”) with Steven W. Krablin to replace Mr. Halas as President, Chief Executive Officer and Chairman of the Board, effective March 23, 2009. The agreement has a two year term with an annual base salary of $500,000 and an annual bonus to be awarded based on achievement of performance goals to be established annually by the Board. Mr. Krablin was also granted phantom stock options representing the value of the right to acquire 100,000 shares of our stock at a strike price equal to the fair market value of our common stock on the date of grant, and phantom restricted stock grants of 10,000 shares, with each share of phantom restricted stock representing the same value as a share of restricted stock granted pursuant to the 2002 Stock Incentive Plan (the “Plan”). These phantom stock options and phantom restricted stock grants will vest one-half on March 23, 2010, with the other half vesting March 23, 2011, conditioned on Mr. Krablin’s continued employment with us. We retain the right, at our sole discretion, to convert the phantom stock options granted to Mr. Krablin to stock options granted pursuant to the Plan and to convert the shares of phantom restricted stock granted to Mr. Krablin to shares of restricted stock granted pursuant to the Plan.
          In the event that Mr. Krablin is terminated for reasons other than for cause, death, disability or change in control, we shall pay him an amount equal to the sum of his then current annual base pay and bonus, and all stock options and restricted stock grants shall fully vest. In the event of a change in control, all unvested stock options and unvested restricted stock grants that Mr. Krablin was awarded shall fully vest. If Mr. Krablin is terminated within twelve months of a change of control, he shall be entitled to an amount equal to two (2) times the sum of his then current base salary and bonus.

PROPOSAL TWO — AMENDMENT AND RESTATEMENT OF OUR 2002 STOCK INCENTIVE PLAN
General
          At the Annual Meeting, stockholders will be asked to consider and approve a proposal to amend and restate our 2002 Stock Incentive Plan (the “Restated 2002 Plan”), to increase the number of shares of common stock authorized for issuance from 2,000,000 to 2,623,000. With respect to the number of shares of common stock authorized for issuance under the 2002 Plan, if the amendment is authorized, the first sentence of paragraph 1.4 of the Restated 2002 Plan would read as follows:
          “Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or stock options that may be exercised for or settled in Common Stock) One Million (1,000,000) Shares of Common Stock and, effective as of April 10, 2006, Two Million (2,000,000) Shares of Common Stock and, effective as of June 4, 2009, Two Million Six Hundred Twenty Three Thousand (2,623,000) Shares of Common Stock.”
          In addition to the amendment increasing the share limit, the Restated 2002 Plan also encompasses certain other amendments, including the addition of a shareholder approval requirement to reprice or exchange underwater stock options or stock appreciation rights (“SARs”), clarification of share counting provisions for purposes of determining the number of shares available for issuance, a prohibition on the granting of stock options with an exercise price less than the fair market value of our common stock on the date of grant, modification to the change in control triggers and certain other administrative and clarifying changes. The Board also requests that the stockholders approve the material terms of the Restated 2002 Plan so that awards that are intended to qualify as “performance based compensation” (within the meaning of Section 162(m) of the Internal Revenue Code) will be fully deductible by us. If approved by our stockholders at the meeting, the Restated 2002 Plan will become effective immediately.
Purpose of the Proposal
          For a description of the benefits that would have been issuable during 2008 had the plan been amended, please see “Executive Compensation—Compensation Discussion and Analysis—Components of Executive Compensation—Long-Term Equity Compensation.”
          On April 7, 2009, the Board unanimously approved the Restated 2002 Plan, subject to stockholder approval. We believe that the approval of the Restated 2002 Plan is essential to our continued success. Our employees are our most valuable assets. The Restated 2002 Plan provides for incentive awards that are vital to our ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which we must compete. Such awards also are crucial to our ability to motivate employees to achieve our goals. To accomplish these goals, the Restated 2002 Plan permits the granting of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other types of incentive awards, some of which may require the satisfaction of performance-based criteria in order to be payable to the grantees. In order to facilitate approval of this proposal and assuage any stockholder concerns regarding the number of equity awards we intend to grant in any given year, our prospective three-year average burn rate with respect to the number of equity awards granted will not exceed the greater of two percent of our shares outstanding or the mean of our Global Industry Classification Standards Peer Group (1010 Energy). This policy will apply to shares issued pursuant to our Restated 2002 Plan. The burn rate will be calculated as (i) the number of shares granted in each fiscal year by the Compensation Committee of the Board of Directors and reported in our periodic reports filed with the SEC, including (a) incentive stock options, (b) restricted stock awards, (c) restricted stock units, (d) non-statutory stock options, and (e) stock-settled stock appreciation rights (“SARs”) divided by (ii) the fiscal year end basic shares outstanding. SARs or full value shares settled in cash will not be included in the calculation of burn rate. For purposes of the calculation, 1 full value share equals 1.5 option shares.
          Our Board is also requesting that stockholders approve the material terms of the Restated 2002 Plan so that certain designated awards under the Restated 2002 Plan qualify for exemption from the deduction limitations of Section 162(m) of the Internal Revenue Code. Under Section 162(m), the federal income tax deductibility of compensation paid to our Chief Executive Officer and our three other most highly compensated officers (other than our Chief Executive Officer and principal financial officer) determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934 (“Covered Employees”) may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, we may deduct compensation paid to our Covered Employees in excess of that amount if it qualifies as performance-based compensation. In addition to certain other requirements, in order for awards under the Restated 2002 Plan to constitute performance-based compensation, the material terms of the Restated 2002 Plan must be disclosed to and approved by our stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which our stockholders previously approved the plan. Under the Section 162(m) regulations, the material terms of the Restated 2002 Plan are (i) the maximum amount of compensation that may be paid to a participant under the Restated 2002 Plan during a specified period, (ii) the employees eligible to receive compensation under the Restated 2002 Plan, and (iii) the business criteria on which performance goals are based.
          The terms of the Restated 2002 Plan provide that the Committee (as defined below) may require the satisfaction of certain performance standards before awards under the Restated 2002 Plan are granted or before such awards vest or become exercisable, and may designate that certain awards are intended to satisfy the performance-based compensation exception under Section 162(m). Accordingly, we are asking stockholders to approve as part of this Proposal Two the material terms of the Restated 2002 Plan for Section 162(m) purposes. The material terms of the Restated 2002 Plan are disclosed below as follows: (i) the maximum amount of compensation is described in the section entitled “—Description of the Restated 2002 Plan—Eligibility,” (ii) the eligible employees are described in the section entitled “—Description of the Restated 2002 Plan—Eligibility,” and (iii) the business criteria are described in the section entitled “—Description of the Restated 2002 Plan—Performance-Based Awards.”
          Currently, the full value of awards under the plan may be fully deductible by us for federal income tax purposes. However, the deductibility of awards granted to Covered Employees after our annual meeting will potentially be limited unless the maximum award limits, eligibility provisions and business criteria in the Restated 2002 Plan are reapproved by stockholders.
Description of the Restated 2002 Plan
          The essential features of the Restated 2002 Plan and its operation are outlined below. The following general description of certain features of the Restated 2002 Plan, as proposed to be amended and restated, is qualified in its entirety by reference to the full text of the Restated 2002 Plan, which is included as Appendix A hereto.
          General. The Restated 2002 Plan affords us the ability to (i) encourage the commitment of selected key employees, consultants and non-employee directors, (ii) motivate superior performance of key employees, consultants and non-employee directors by means of long-term performance related incentives, (iii) encourage and provide key employees, consultants and non-employee directors with a program for obtaining ownership interests in us which link and align their personal interests to those of our stockholders, (iv) attract and retain key employees, consultants and non-employee directors by providing competitive incentive compensation opportunities, and (v) enable key employees, consultants and non-employee directors to share in our long-term growth and success.
          The Restated 2002 Plan permits the Compensation Committee of the Board to administer the Restated 2002 Plan, to grant to our key employees and consultants (or to the key employees of our parent or subsidiaries) any or all of the following: stock options (both incentive stock options and nonstatutory stock options), stock appreciation rights, restricted stock, restricted stock units and other stock-based or cash-based awards. The Restated 2002 Plan permits the Board to function as the Committee under the Restated 2002 Plan to grant any or all of the above awards to non-employee members of the Board (“Outside Directors”). The terms applicable to these various types of awards, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the Restated 2002 Plan. In addition, the Restated 2002 Plan authorizes the Committee to provide for the payment of an amount necessary to pay the federal and state income tax payable with respect to incentive awards (other than with respect to stock options).
          Shares of Common Stock Authorized for Issuance. If the Restated 2002 Plan is approved by our stockholders, the number of shares of the Company’s common stock, par value $.001 per share, that may be delivered pursuant to awards granted under the Restated 2002 Plan that are granted wholly or partly in common stock (including rights or options that may be settled in common stock), may not exceed 2,623,000 shares of common stock (subject to adjustment as provided in the Restated 2002 Plan), 1,000,000 of which may be granted pursuant to incentive stock options as described in Internal Revenue Code Section 422. Stock options and stock appreciation rights will reduce the number of available shares under the Restated 2002 Plan on a one share for one share basis. Restricted stock, restricted stock units and other stock-based awards will reduce the number of available shares under the Restated 2002 Plan on a 1.22 shares for one share basis. Any shares subject to an award under the Restated 2002 Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued, may again be used for awards under the Restated 2002 Plan and such shares will be restored to the Restated 2002 Plan on either a one share or a 1.22 share basis, as applicable. Shares of common stock granted pursuant to the Restated 2002 Plan may be either treasury shares, authorized, but unissued, shares, reacquired shares, or all of the above.
          Eligibility. Our key employees and consultants (and the key employees of our parent or subsidiaries) and our Outside Directors are eligible to participate in the Restated 2002 Plan. The Committee will designate from time to time those employees, consultants and Outside Directors to be granted incentive awards under the Restated 2002 Plan. However, no consultants or Outside Directors are eligible for the grant of any incentive stock option. Further, no employee who owns or would own immediately before the grant of any incentive stock option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of our stock (or our parent or any subsidiary) is eligible for the grant of any incentive stock option. However, the restriction of the preceding sentence does not apply if, at the time an incentive stock option is granted, the exercise price is at least 110% of the common stock’s fair market value on the grant date and the incentive stock option by its terms is not exercisable after the expiration of five years from the grant date. In addition, in any calendar year, no Covered Employee described in Internal Revenue Code Section 162(m) and applicable Treasury Regulations may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 1,000,000 shares of common stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to any such Covered Employee cannot exceed $20,000,000.
          Transferability. Rights under any award may not be transferred except by will or the laws of descent and distribution or a domestic relations order. However, the Committee may, in its discretion, authorize in the applicable incentive agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option by a participant to family members, trusts and entities owned by family members; provided, however, no such transfer is permitted if it would be considered a “listed transaction” under tax shelter authority issued by the Internal Revenue Service.
          Change of Control. Unless provided otherwise in the applicable award agreement, in the event of a change of control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change of control. A “change of control” generally means the occurrence of any one or more of the following events:
•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of our common stock or combined voting power;

•	Individuals who constitute the Board of Directors as of June 4, 2009, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	Consummation of a merger (unless our stockholders own more than 50% of the resulting entity (or its parent) and at least a majority of the members of the Board of Directors of the resulting entity (or its parent) were members of the Board of Directors) or the sale or other disposition of all or substantially all of our assets;

•	Consummation of our liquidation or dissolution; or
          The Board of Directors may determine, in its discretion, that any of the events described above will not constitute a change of control for purposes of the Restated 2002 Plan.
          Award Agreements and Term. All awards under the Restated 2002 Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No stock options may be exercisable more than ten years from the grant date, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of our common stock, 5 years from the grant date. In no event, however, may incentive stock options be granted after the expiration of ten (10) years from January 1, 2002, the original effective date of the Restated 2002 Plan.
          Stock Options. The Committee may, from time to time, and upon such terms and conditions not inconsistent with the Restated 2002 Plan as it may determine, grant stock options to a participant entitling such participant to purchase shares of common stock. Such grant may be of an option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code or a nonstatutory stock option not intended to so qualify. Each grant must specify the purchase price per share for exercising the option. The Committee will have the discretion to determine the exercise price of each nonstatutory stock option granted under the Restated 2002 Plan, but in no event will the purchase price be less than 100% of the fair market value of a share of common stock on the grant date (110% in the case of incentive stock options to 10% or greater stockholders). To the extent that the aggregate fair market value of shares of common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, the options in excess of the $100,000 limit will be treated as nonstatutory stock options.
          Any grant of a stock option shall expire not more than ten years (5 years for incentive stock options to 10% or greater stockholders) from the grant date. Each grant must specify the period of continuous employment with us (or any subsidiary) and/or the achievement of any specific performance objectives that are necessary before the stock option will become exercisable, and may provide for the earlier exercise of the stock options in the event of a change of control or other similar transaction or event. In the event of the death or disability of the holder of any stock option, each then-outstanding vested stock option may be exercised at any time within one year after such death or disability or as otherwise specified in the individual’s incentive agreement, but in no event after the stock option has expired. In the event of the retirement of the holder of any stock option, each then-outstanding vested stock option may be exercised at any time within six months (three months in the case of any incentive stock option) after such retirement or as otherwise specified in the individual’s incentive agreement, but in no event after the stock option has expired. In the event of the termination of employment with us or service on the Board of Directors by the holder of a stock option other than due to death, disability, retirement or for cause, any then-outstanding vested stock option of such holder may be exercised at any time within 90 days after such termination or as otherwise specified in the individual’s incentive agreement, but in no event after the stock option has expired. Finally, in the event of the termination of employment with us or service on the Board of Directors by a holder of any stock option for cause, all vested and non-vested stock options shall immediately expire and shall not be exercisable as of 12:01 a.m. on the date of such termination unless otherwise specified in the individual’s incentive agreement.
          The exercise price of any stock option is payable (i) in cash or by check acceptable to us; (ii) in the discretion of the Committee, by the actual or constructive transfer to us of shares of common stock owned by the exercising holder having a value at the time of exercise equal to the total exercise price of such option; (iii) in the discretion of the Committee, by the withholding of shares of common stock by us which would otherwise be acquired on exercise having an aggregate fair market value at the time of exercise equal to the total option price; or (iv) in the discretion of the Committee, by a combination of the foregoing payment methods.
          Stock Appreciation Rights. The Committee may grant stock appreciation rights subject to such terms and conditions and exercisable at such times as determined by the Committee and specified in the grantee’s incentive agreement. Upon the exercise of a stock appreciation right, the holder may receive cash, shares of common stock, or a combination thereof, the aggregate value of which equals the amount by which the fair market value per share of common stock on the date of exercise exceeds the exercise price of the stock appreciation right, less applicable withholdings. As specified in the individual incentive agreement, stock appreciation rights may become fully vested and immediately exercisable upon a change of control. The term of a stock appreciation right shall not exceed 10 years.
          Restricted Stock. An award of restricted stock involves the immediate transfer by us to a participant of ownership of a specific number of shares of common stock, generally in consideration of the performance of services. The participant may be entitled immediately to voting and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than, equal to, or greater than the fair market value of the shares on the grant date, as the Committee may determine as specified in the individual’s incentive agreement.

          Restricted stock must be subject to one or more restrictions, including, without limitation, a restriction that constitutes a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Committee and/or a restriction on the participant’s dividend rights for the period during which the forfeiture provisions are in place. In order to enforce these restrictions, the transferability of restricted stock will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. As specified in the participant’s incentive agreement, there may be a shorter period during which the restrictions are to apply in the event of the participant’s death, disability, or retirement, or a change of control.
          Restricted Stock Units. A participant may be granted restricted stock units which are intended to reward service or the accomplishment of one or more specific financial or non-financial performance objectives established by the Committee over a specified period. For each applicable period, the Committee shall establish the number of restricted stock units and their contingent values, which may vary depending on the degree to which any performance criteria are met. Restricted stock units may be paid in cash, shares of common stock or in any combination thereof, as specified in the individual’s incentive agreement. As also specified in the incentive agreement, the specified performance period may be subject to an accelerated termination, and the performance criteria thus deemed to be satisfied, in the event of a change of control.
          Other Awards. The Committee may grant to any participant other forms of awards payable in shares of our common stock or in cash. The terms and conditions of such other form of award will be specified by the Committee in the grantee’s incentive agreement. Such other awards may be granted for no cash consideration, other than services already rendered, or for such other consideration as specified in the incentive agreement.
          Performance-Based Awards. Awards may be granted under the Restated 2002 Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash, or in a combination thereof, as specified in the incentive agreement. The incentive agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum and minimum settlement values. Performance goals set by the Committee may relate to one or more of the following objective performance goals that the Committee determines are appropriate for inclusion in the individual’s incentive agreement:
(i)	profits (including, but not limited to, profit growth, net operating profit or economic profit);

(ii)	profit-related return ratios;

(iii)	return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(iv)	cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(v)	earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(vi)	net sales growth;

(vii)	net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(viii)	gross, operating or net profit margins;

(ix)	productivity ratios;

(x)	share price (including, but not limited to, growth measures and total shareholder return);

(xi)	turnover of assets, capital, or inventory;

(xii)	expense targets;

(xiii)	margins;

(xiv)	measures of health, safety or environment;

(xv)	operating efficiency;

(xvi)	customer service or satisfaction;

(xvii)	market share;

(xviii)	credit quality;

(xix)	debt ratios (e.g., debt to equity and debt to total capital); and

(xx)	working capital targets.
          Administration and Amendments. The Restated 2002 Plan is administered by the Compensation Committee of the Board of Directors, except with respect to matters involving the Outside Directors for which the Board of Directors will function as the Committee. The Committee is composed of at least two directors who qualify as “outside directors” under Internal Revenue Code Section 162(m) and as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Committee has the authority under the Restated 2002 Plan to delegate its duties and authority under the Restated 2002 Plan to designated officers or other employees pursuant to such conditions as the Committee may establish, but may not delegate its authority to grant awards under the Restated 2002 Plan or take any action in contravention of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, the “performance-based compensation” exception under Internal Revenue Code Section 162(m), or the Sarbanes-Oxley Act of 2002.
          The Committee is authorized to interpret the Restated 2002 Plan and related incentive agreements and other documents, to make grants to participants under any, or a combination of all, of the various categories of incentive awards that are authorized under the Restated 2002 Plan, to establish, amend and waive any rules and regulations relating to the Restated 2002 Plan, and to make all determinations necessary or advisable for the administration of the Restated 2002 Plan.
          The Board of Directors has the power and authority to terminate or amend the Restated 2002 Plan in any manner and at any time; provided, however, the Board may not, without the approval of stockholders:
•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the Restated 2002 Plan;

•	amend the requirements as to the class of employees eligible to purchase common stock under the Restated 2002 Plan;

•	extend the term of the Restated 2002 Plan;

•	increase the maximum limits on awards to covered employees as set for compliance with Internal Revenue Code Section 162(m) or applicable Treasury Regulations; or

•	decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act; or

•	provide for the repricing or exchange of any underwater stock options or SARs for cash consideration or other incentive awards.

          In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which our common stock is then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Restated 2002 Plan shall not be amended without approval of our stockholders. No amendment to the Restated 2002 Plan may adversely affect any rights of a holder of an outstanding award under the Restated 2002 Plan without such holder’s consent.
          Adjustments. The maximum number of shares of common stock that may be issued or transferred under the Restated 2002 Plan, the number of shares of common stock covered by outstanding stock options, restricted stock and other incentive awards, and the exercise price and the kind of shares specified therein, are subject to adjustment by the Board of Directors to reflect any stock splits, stock dividends, spin-offs, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events.
Federal Income Tax Consequences
          The following discussion is for general information only and is intended to summarize briefly the United States federal tax consequences to participants arising from participation in the Restated 2002 Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of participants in the Restated 2002 Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.
          Incentive Stock Options; Non-qualified Stock Options; Stock Appreciation Rights. Participants will not realize taxable income upon the grant of a non-qualified stock option or a stock appreciation right. Upon the exercise of a non-qualified stock option or stock appreciation right, a participant will recognize ordinary compensation income (subject to withholding) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price (if any) paid therefor. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a stock appreciation right, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “—Tax Code Limitations on Deductibility” below, we and our subsidiaries (as applicable) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
          Participants eligible to receive an incentive stock option will not recognize taxable income on the grant of an incentive stock option. Upon the exercise of an incentive stock option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.
          Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the incentive stock option), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

          Generally, we will not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, we will then, subject to the discussion below under “—Tax Code Limitations on Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.
          Under current rulings, if a participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a non-qualified stock option or incentive stock option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the non-qualified stock option or incentive stock option exercise price (although a participant would still recognize ordinary compensation income upon exercise of a non-qualified stock option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered therefor in satisfaction of the non-qualified stock option or incentive stock option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above. If a reload option is issued in connection with a participant’s transfer of previously held common stock in full or partial satisfaction of the exercise price of a non-qualified stock option or incentive stock option, the tax consequences of the reload option will be as provided above for a non-qualified stock option or incentive stock option, depending on whether the reload option itself is a non-qualified stock option or incentive stock option.
          The Amended Plan allows the Committee to permit the transfer of awards in limited circumstances. See “—Transferability.” For income and gift tax purposes, certain transfers of non-qualified stock options and stock appreciation rights generally should be treated as completed gifts, subject to gift taxation.
          The Internal Revenue Service (the “IRS”) has not provided formal guidance on the income tax consequences of a transfer of non-qualified stock options (other than in the context of divorce) or stock appreciation rights. However, the IRS has informally indicated that after a transfer of stock options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the stock options.
          In addition, if a participant transfers a vested non-qualified stock option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the non-qualified stock option at the time of the gift. The value of the non-qualified stock option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the non-qualified stock option and the illiquidity of the non-qualified stock option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $13,000 (as of January 1, 2009) per donee, (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deduction rules. The gifted non-qualified stock option will not be included in the participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.
          This favorable tax treatment for vested non-qualified stock options has not been extended to unvested non-qualified stock options. Whether such consequences apply to unvested non-qualified stock options is uncertain and the gift tax implications of such a transfer are a risk the transferor will bear upon such a disposition. The IRS has not specifically addressed the tax consequences of a transfer of stock appreciation rights.
          Restricted Shares; Unrestricted Shares; Restricted Share Units. A participant will not have taxable income at the time of grant of a stock award in the form of restricted share units denominated in common stock, but rather, will generally recognize ordinary compensation income at the time he receives cash or common stock in settlement of the restricted share units in an amount equal to the cash or the fair market value of the common stock received. In general, a participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a restricted share award or unrestricted share award in an amount equal to the fair market value of the common stock when such stock is received; provided that, if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, in cases where a participant does not make an valid election under Section 83(b) of the Internal Revenue Code, or (ii) when the common stock is received, in cases where a participant makes a valid election under Section 83(b) of the Internal Revenue Code.
          A participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to common stock or cash received. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the common stock received by a participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.
          Subject to the discussion immediately below, we and our subsidiaries (as applicable) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
          Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.
          Our ability (or the ability of one of our subsidiaries, as applicable) to obtain a deduction for future payments under the Restated 2002 Plan could also be limited by the golden parachute payment rules of Section 280G of the Internal Revenue Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.
          Finally, our ability (or the ability of one of our subsidiaries, as applicable) to obtain a deduction for amounts paid under the Restated 2002 Plan could be limited by Section 162(m) of the Internal Revenue Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain performance-based compensation. In order to exempt performance-based compensation from the $1,000,000 deductibility limitation, the grant or vesting of the award relating to the compensation must be based on the satisfaction of one or more performance goals as selected by the Committee. Performance-based awards intended to comply with Section 162(m) of the Internal Revenue Code may not be granted in a given period if such awards relate to shares of common stock which exceed a specified limitation or, alternatively, the performance-based awards may not result in compensation, for a participant, in a given period which exceeds a specified limitation. If the Amended Plan is approved at the annual meeting, a participant who receives an award or awards intended to satisfy the performance-based exception to the $1,000,000 deductibility limitation will be subject to the Individual Limit described under “—Description of the Restated 2002 Plan—Eligibility.” Although the Restated 2002 Plan has been drafted to satisfy the requirements for the performance-based compensation exception, we may determine that it is in our best interests not to satisfy the requirements for the exception.
          Requirements Regarding “Deferred Compensation.” Certain of the benefits under the Restated 2002 Plan may constitute “deferred compensation” within the meaning of Internal Revenue Code Section 409A, a recently enacted provision governing “nonqualified deferred compensation plans,” effective for amounts deferred after December 31, 2004. Failure to comply with the requirements of Section 409A regarding participants’ elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties. The Restated 2002 Plan, if approved by stockholders, has been amended to comply with the applicable requirements of Section 409A.
ERISA
          We believe that the Restated 2002 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Restated 2002 Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Awards Granted under the Restated 2002 Plan
          The grant of incentive awards under the Restated 2002 Plan to employees, consultants and Outside Directors, including the Named Executive Officers named in the Summary Compensation Table, is subject to the discretion of the Compensation Committee and therefore are not determinable at this time. All officers, employees and Outside Directors were eligible to participate in the Restated 2002 Plan.
Approval
          The adoption of the proposal to amend the Restated 2002 Plan requires the affirmative vote of the holders of a majority of the shares of outstanding common stock represented at the meeting, in person or by proxy, and entitled to vote on the Record Date. Abstentions have the effect of a vote against the amendment and restatement of the 2002 Stock Plan. Broker non-votes will not affect the outcome of the vote on the amendment and restatement of the 2002 Stock Plan. If you hold your shares through a broker or other nominee and you do not instruct them on how to vote on this proposal, the broker or other nominee will not have the authority to vote your shares.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE APPROVAL OF THE RESTATED 2002 PLAN WHICH HAS BEEN AMENDED AND RESTATED PRIMARILY TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED UNDER THE PLAN EFFECTIVE AS OF JUNE 4, 2009.

PROPOSAL THREE — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
          Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009. Although the selection and appointment of an independent registered public accounting firm is not required to be submitted to a vote of stockholders, the board of directors has decided to ask our stockholders to ratify this appointment. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be given the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions of any stockholders.
Approval
          The adoption of the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009 requires the affirmative vote of the holders of a majority of the shares of outstanding common stock represented at the meeting, in person or by proxy, and entitled to vote on the Record Date. Abstentions have the effect of a vote against the ratification of Ernst & Young LLP. Broker non-votes will not affect the outcome of the vote on the ratification of Ernst & Young LLP. If you hold your shares through a broker or other nominee and you do not instruct them on how to vote on this proposal, the broker or other nominee will have the authority to vote your shares.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.
OTHER INFORMATION
Security Ownership of Certain Beneficial Owners and Management
          The table below sets forth certain information regarding the beneficial ownership of common stock at April 17, 2009, by (i) each person known to us to beneficially own more than 5% of our common stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

Name of	Number of Shares	Percentage of
Beneficial Owner	Beneficially Owned(1)	Class
TimesSquare Capital Management, LLC 1177 Avenue of the Americas, 39th FL New York, New York 10036 (2)	1,074,049	8.6%

Directors and Executive Officers:
Gus D. Halas (3)	427,000	3.3%
Steven W. Krablin (4)	7,586	*
James M. Mitchell (5)	30,000	*
Keith A. Klopfenstein (6)	71,666	*
Michael T. Mino (7)	35,666	*
James M. Tidwell (8)	30,503	*
Robert L. Ayers (9)	12,901	*
Thomas R. Bates, Jr. (9)	12,901	*
Lisa W. Rodriguez (10)	8,146	*
All directors and executive officers as a group (9 persons) (3) – (10)	635,369	4.9%

*	Less than 1%

(1)	Subject to community property laws where applicable, each person has sole voting and investment power with respect to the shares listed,

except as otherwise specified. This table is based upon information supplied by officers, directors and stockholders beneficially owning more than 5% of our common stock and Schedules 13D and 13G, if any, filed with the SEC.

(2)	Based on Schedule 13G filed with the SEC on February 9, 2009. TimesSquare Capital Management, LLC, as an investment advisor in accordance with Rule 13d-1(b)(1)(ii)(E), reported a total aggregate amount beneficially owned of 1,074,049 shares, sole voting power of 1,002,449 shares, and sole dispositive power of 1,074,049 shares.

(3)	Mr. Halas resigned as President, Chief Executive Officer and Chairman of the Board on March 23, 2009. Please read “Potential Payments Upon Termination or Change of Control—Resignation of Gus D. Halas.”

(4)	Includes 586 shares that may be acquired upon the exercise of warrants issued in December 2001 and 1,000 shares owned by Mr. Krablin’s daughter, for which Mr. Krablin disclaims beneficial ownership.

(5)	Includes 10,000 shares of restricted stock.

(6)	Includes 71,666 shares that may be acquired upon the exercise of stock options that are currently exercisable.

(7)	Mr. Mino resigned as Vice President and Chief Financial Officer on July 1, 2008. Includes 16,666 shares that may be acquired upon the exercise of stock options that are currently exercisable.

(8)	Includes 2,170 shares of restricted stock and 28,333 shares that may be acquired upon the exercise of stock options that are currently exercisable.

(9)	Includes 2,901 shares of restricted stock.

(10)	Includes 3,146 shares of restricted stock.
Securities Authorized for Issuance Under Equity Compensation Plans
          The following table provides information with respect to compensation plans under which our securities are authorized for issuance as of December 31, 2008:

Number of securities
remaining available for
future issuance under
	Number of securities		equity compensation
	to be issued upon	Weighted-average	plans (excluding
	exercise of	exercise price of	securities reflected in
	outstanding options	outstanding options	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,345,708	$28.06	6,584
Equity compensation plans not approved by security holders	—	—	—

Total	1,345,708	$28.06	6,584
Independent Registered Public Accounting Firm Fees
          The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2008 and 2007 by our independent registered public accounting firm, Ernst & Young LLP:

	2008	2007
Audit Fees (a)	$1,692,401	$2,381,932
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	1,624	1,624

Total Fees	$1,694,025	$2,383,556

(a)	Represents fees for the annual audits and the reviews of our quarterly reports on Form 10-Q. 2007 amounts also include $149,205 of professional fees related to the various registration statements filed during the years. Also, the 2008 and 2007 amounts includes $189,853 and $414,448, respectively, of professional fees related to due diligence procedures performed during the year.
          Effective May 6, 2003, the Audit Committee established a policy to pre-approve all audit, audit–related, tax and other fees for services proposed to be rendered by our independent registered public accounting firm prior to engagement of the firm for that service. The Audit Committee delegated to its Chairman the authority to pre-

approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and the associated fees, provided that the Chairman report any such pre-approvals to the full Audit Committee at its next regular meeting. Consideration and approval of such services for 2008 generally occurred in the regularly scheduled quarterly meetings of the Audit Committee.
          Pre-approved fee levels for all services to be provided by the independent registered public accounting firm are established annually by the Audit Committee. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee. The Audit Committee previously specifically approved the 2008 annual audit and quarterly review fees.
          None of the fees paid to the independent registered public accounting firm under the categories Audit- Related, Tax and All Other Fees were approved by the Audit Committee pursuant to the de minimis exception established by the SEC.
Compliance With Section 16(a) of the Exchange Act
          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the forms received by us, except as described in the following sentence, we believe that during 2008, all filing requirements applicable to our officers, directors and greater than 10% stockholders were timely met. However, due to administrative errors, one Form 4 each for Robert L. Ayers, Thomas R. Bates, Jr., Lisa W. Rodriguez and James M. Mitchell and one Form 3 for James M. Mitchell were filed late.
Certain Relationships and Related Transactions
          We lease certain buildings under noncancelable operating leases from certain of our employees. Lease commitments under these leases are approximately $0.9 million for 2009 through 2012. Rent expense to related parties was $0.4 million for the year ended December 31, 2008.
          We sell pressure control products to and perform services for our unconsolidated affiliate in Mexico, which is a joint venture between us and Servicios Y Maquinaria De Mexico, S.A. de C.V., or SYMMSA, a subsidiary of GRUPO R, a conglomerate of companies that provides services to the energy and industrial sectors in Mexico. The total amount of these sales was approximately $0.4 million for the year ended December 31, 2008, and the total accounts receivable due from the Mexico joint venture at December 31, 2008 was approximately $50,000.
          We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our General Counsel’s office is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under the SEC’s rules, transactions that are determined to be directly or indirectly material to us or a related person are filed with the SEC when required and disclosed in our proxy statement.
          Our Code of Business Conduct and Ethics prohibits conflicts of interest. Under the Code of Business Conduct and Ethics, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with our interests. Our prohibition on conflicts of interest under the Code of Conduct includes related person transactions.
          Under the Code of Business Conduct and Ethics, all employees are required to report any actual or apparent conflict of interest, or potential conflict of interest, to their supervisors or our General Counsel. This information is then reviewed by our Audit Committee, our Board of Directors or our independent registered public accounting firm, as deemed necessary, and discussed with management. As part of this review, the following factors are generally considered:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to us;

•	whether the transaction would impair the judgment of a director or executive officer to act in our best interest;

•	whether the transaction might affect the status of a director as independent under the independence standards of the NASDAQ; and

•	any other matters deemed appropriate with respect to the particular transaction.
          Ultimately, all such transactions must be approved or ratified by the Audit Committee of our Board of Directors. Any member of the Audit Committee who is a related person with respect to a transaction is recused from the review of the transaction.
          In addition, our legal staff annually distributes a questionnaire to our executive officers and members of our Board of Directors requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests. This information is then reviewed for any conflicts of interest. At the completion of the annual audit, our Audit Committee and the independent registered public accounting firm review with management, insider and related person transactions and potential conflicts of interest. In addition, our internal audit function has processes in place, under its written procedure policies, to identify related person transactions and potential conflicts of interest and report them to senior management and the Audit Committee.
COST OF SOLICITATION
          We will bear the costs of the solicitation of our proxies in connection with the Annual Meeting. In addition to the use of mail, proxies may be solicited by our directors, officers and regular employees, in person or by telephone or other means of communication. Our directors, officers and employees will not be compensated additionally for such solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. We are also making arrangements with brokerage houses and other custodians, nominees and fiduciaries for the delivery of solicitation material to the beneficial owners of common stock, and we will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with such services.
STOCKHOLDER PROPOSALS
          We must receive proposals by stockholders intended to be presented at the 2010 Annual Meeting of Stockholders at 7135 Ardmore, Houston, Texas 77054, Attention: Richard M. Safier, for inclusion in our proxy statement and form of proxy relating to that meeting no later than December 30, 2009 unless the date of the 2010 Annual Meeting is changed by more than 30 days from June 4, 2010, in which case the deadline is a reasonable time prior to the time we begin to print and mail out proxy materials.
          A stockholder who wishes to make a proposal at the 2010 Annual Meeting of Stockholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify us of that proposal no sooner than December 30, 2009 and no later than February 26, 2010, and follow the procedures outlined in our Bylaws. If a stockholder wishes to nominate a person to be elected to the Board of Directors, such stockholder must notify us of such nomination no sooner than December 30, 2009 and no later than February 26, 2010 and follow the procedures outlined in our Bylaws. If, in either case, the date of the 2010 Annual Meeting is changed by more than 30 days from June 4, 2010, notice by the stockholder will be timely if delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to stockholders or the date on which it is first disclosed to the public. If a stockholder fails to timely give notice, then the persons named as proxies in the proxy cards solicited by our Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.
OTHER MATTERS
          Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment on such other matters.
          A copy of our 2008 Annual Report to Stockholders, which includes copies of our Annual Report on Form 10-K for the year ended December 31, 2008, accompanies this proxy statement.

By Order of the Board of Directors,

Richard M. Safier
General Counsel and Secretary

April 29, 2009

Appendix A
T-3 ENERGY SERVICES
2002 STOCK INCENTIVE PLAN
(As Amended and Restated Effective June 4, 2009)

T-3 ENERGY SERVICES
2002 STOCK INCENTIVE PLAN
SECTION 1
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS
1.1 Background and Purpose
     T-3 Energy Services, Inc., a Delaware corporation (“T-3”), entered into an Agreement and Plan of Merger, dated as of May 7, 2001, and as subsequently amended, by and among T-3, Industrial Holdings, Inc., a Texas corporation (“IHI”), and First Reserve Fund VIII, Limited Partnership, a Delaware limited partnership (the “Merger Agreement”).
     Pursuant to the Merger Agreement, the parties entered into a business combination effected by a merger of T-3 into IHI, as a result of which the separate existence of T-3 ceased and IHI was the surviving corporation (the “Merger”). Immediately after the consummation of the Merger, IHI merged into a Delaware corporation which was a wholly owned subsidiary of IHI, and the subsidiary survived and its name was changed to T-3 Energy Services, Inc., a Delaware corporation (the “Company”). Pursuant to the Merger Agreement, the outstanding options to purchase T-3 Common Stock (collectively, the “T-3 Options”) were converted into stock options to purchase shares of the Company’s Common Stock pursuant to an exchange formula set forth in the Merger Agreement.
     T-3 had previously adopted the “T-3 Energy Services, Inc. 2000 Stock Option Plan” (the “T-3 Plan”). IHI had previously adopted the “Industrial Holdings, Inc. 1998 Incentive Plan” (the “IHI 1998 Plan”) and the “Industrial Holdings, Inc. 1994 Amended and Restated Incentive Stock Plan” (the “IHI 1994 Plan”).
     The outstanding T-3 Options at the time of the Merger were assumed under the IHI 1998 Plan at such time. Coincident with the assumption of the outstanding T-3 Options under the IHI 1998 Plan, the T-3 Plan was merged into the IHI 1998 Plan but only to the extent necessary for the purpose of construing the applicable terms and conditions of the individual stock option agreements for the outstanding T-3 Options to the extent that specific terms of such agreements incorporate particular provisions of the T-3 Plan by reference.
     The Company amended and restated the IHI Plan under the form of the plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan” (the “Plan”), effective as of January 1, 2002 (the “Original Effective Date”), to reflect the reorganization of the plan sponsor and to incorporate various other amendments for the benefit of the Company and the participants in the Plan.
     Effective as of the Original Effective Date, the outstanding stock options under the IHI 1994 Plan (the “IHI 1994 Options”) were assumed under the Plan. Coincident with the assumption of the outstanding IHI 1994 Options under the Plan, the IHI 1994 Plan was merged into the Plan but only to the extent necessary for the purpose of construing the applicable terms and conditions of the individual stock option agreements for the outstanding IHI 1994 Options to

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the extent that specific terms of such agreements incorporate particular provisions of the IHI 1994 Plan by reference.
     As of the Original Effective Date, all outstanding stock options that were previously granted by T-3 and IHI and assumed and continued under the Plan, as amended and restated, were made subject to the applicable terms and conditions of the Plan, as it may further be amended, and the individual stock option agreements for each such option grant.
     The Company again amended and restated the Plan under the form of the plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective July 30, 2002, primarily to incorporate changes made by the Sarbanes-Oxley Act of 2002 which was effective July 30, 2002.
     The Company again amended and restated the Plan under the form of the plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective January 1, 2005, primarily to increase the number of shares of the Company’s Common Stock that are reserved for issuance under the Plan from 1,000,000 to 2,000,000 shares effective April 10, 2006, and to incorporate changes required by Section 409A of the Code which was effective January 1, 2005.
     The Company hereby again amends and restates the Plan under the form of this plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective June 4, 2009 (hereafter the term “Plan” shall refer to this Plan document), to increase the number of shares of the Company’s Common Stock that are reserved for issuance under the Plan from 2,000,000 to 2,623,000 shares effective as of June 4, 2009.
     The purpose of the Plan is to foster and promote the long-term financial success of T-3 Energy Services, Inc. (the “Company”) and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.
     The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
     The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Original Effective Date to the extent required by Code Section 422(b)(2).

2

1.2 Definitions
     The following terms shall have the meanings set forth below:
     (a) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.
     (b) Board. The Board of Directors of the Company.
     (c) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.
     (d) CEO. The Chief Executive Officer of the Company.
     (e) Change of Control. Any of the events described in and subject to Section 6.8.
     (f) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.
     (g) Committee. A committee appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.
     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and

3

duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.
     Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
     (h) Common Stock. The common stock of the Company, $.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.
     (i) Company. T-3 Energy Services, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.
     (j) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
     (k) Covered Employee. To the extent that the Company is a Publicly Held Corporation, a named executive officer who is, or is determined by the Committee to likely be, a “covered employee,” as defined in Code Section 162(m) and Treasury Regulation § 1.162-27(c) (or its successor).
     (l) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.
     (m) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to

4

contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.
     (n) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a) (as such relationships are defined in Code Sections 424(e) and (f)). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.
     The term “Employment” for all purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) and (ii) current membership on the Board by an Outside Director.
     All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee in its discretion.
     (o) Exchange Act. The Securities Exchange Act of 1934, as amended.
     (p) Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on such business day of a share of Common Stock as reported on the New York Stock Exchange, Nasdaq Stock Market or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not quoted on a principal securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.
     If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

5

     With respect to Stock Options and SARs, Fair Market Value shall be determined consistent with the requirements under Code Section 409A in order to satisfy the exception thereto for stock rights, but only to the extent inconsistent with the methods for determining Fair Market Value above.
     (q) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.
     (r) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
     (s) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.
     (t) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit or Other Stock-Based Award.
     (u) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.
     (v) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
     (w) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.
     (x) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.
     (y) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.
     (z) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.
     (aa) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).
     (bb) Performance-Based Award. A grant of an Incentive Award under the Plan pursuant to Section 5 that is intended to satisfy the Performance-Based Exception.

6

     (cc) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.
     (dd) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Incentive Award to occur, as specified in the particular Incentive Agreement.
     (ee) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.
     (ff) Plan. T-3 Energy Services 2002 Stock Incentive Plan, as amended and restated effective June 4, 2009, which is set forth herein and as it may be amended from time to time.
     (gg) Plan Year. The calendar year.
     (hh) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
     (ii) Restricted Stock. Common Stock that is issued or transferred to a Grantee pursuant to Section 3.
     (jj) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.
     (kk) Restricted Stock Unit. A unit granted to a Grantee pursuant to Section 4.1 which entitles him to receive a Share or cash on the vesting date, as specified in the Incentive Agreement.
     (ll) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.
     (mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.
     (nn) Share. A share of the Common Stock of the Company.
     (oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes described in Section 6.6.

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     (pp) Spread. The difference between the grant price per Share specified in any SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.
     (qq) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.4.
     (rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.
     (ss) Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.
1.3 Plan Administration
     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.
     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.
     (c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and

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Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.
     (d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 7.7 if applicable and except as otherwise provided in Section 6.6(f), the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, and (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A (unless otherwise determined by the Committee). With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees who are 10% or greater shareholders pursuant to Section 1.7(b)).
     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.
     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.
     (g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs; provided, however, the Committee may not provide for the repricing or exchange of underwater Stock Options or SARs for cash consideration or other Incentive Awards unless such repricing or exchange receives the approval of a majority of the holders of the Shares. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards shall be made under this Section 1.3(g) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner

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that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).
     (h) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
1.4 Shares of Common Stock Available for Incentive Awards
     Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) One Million (1,000,000) Shares and, effective as of April 10, 2006, Two Million (2,000,000) Shares and, effective as of June 4, 2009, Two Million Six Hundred Twenty Three Thousand (2,623,000) Shares. Except as otherwise provided in Section 1.5, the number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be One Million (1,000,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
     During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:
     (a) Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year

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pursuant to any Incentive Award held by any individual Covered Employee shall be One Million (1,000,000) Shares.
     (b) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be Twenty Million Dollars ($20,000,000).
     (c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).
     (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.
1.5 Share Pool Adjustments for Awards and Payouts
     (a) The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
(i)	Stock Option; and

(ii)	SAR.
     (b) The following Incentive Awards and payouts shall reduce, on a 1.22 Shares for one Share basis, the number of Shares authorized for issuance under the Share Pool:
(i)	Restricted Stock Award; and

(ii)	A payout of a Restricted Stock Unit or Other Stock-Based Award in Shares.
     (c) The following transactions shall restore, on a one Share for one Share basis to the extent the Incentive Award reduced the Shares available under the Share Pool by one Share at the time of grant, and on a 1.22 Share for one Share basis to the extent the Incentive Award reduced the Shares available under the Share Pool by 1.22 Shares at the time of grant, the number of Shares authorized for issuance under the Share Pool:
     (i) A payout of a Restricted Stock Award, Restricted Stock Unit, SAR, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option as provided in Section 2.3(a)); and
     (ii) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award.
     Payment of an Option Price or tax withholding for any Incentive Award settled in Shares by withholding Shares which otherwise would be acquired on exercise, vesting or settlement

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shall not result in any increase in or restoration to the number of Shares available in the Share Pool.
1.6 Common Stock Available
     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
1.7 Participation
     (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
     No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.
     (b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.
1.8 Types of Incentive Awards
     The types of Incentive Awards under the Plan are Stock Options and Stock Appreciation Rights as described in Section 2, Restricted Stock Awards as described in Section 3, Restricted Stock Units and Other Stock-Based Awards as described in Section 4, or any combination of the foregoing.

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SECTION 2
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1 Grant of Stock Options
     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.
2.2 Stock Option Terms
     (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.
     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.
     (c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted (or 110% for 10% or greater shareholders granted Incentive Stock Options as described in Section 1.7(b)). Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).
     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than ten (10) years from the date of grant for and not more than five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.
     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.

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     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such ISO shall automatically be deemed to be a Nonstatutory Stock Option, but only to the extent in excess of the $100,000 limit, and not an ISO. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged. This paragraph shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code.
2.3 Stock Option Exercises
     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.
     Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.
     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of

14

the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.
     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
     Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).
     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.
     Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.
     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

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2.4 Stock Appreciation Rights
     (a) Grant. The Committee may grant Stock Appreciation Rights that are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.
     (b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The grant price per Share shall never be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee but shall be no longer than 10 years. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.
     (c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.
     (d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.
SECTION 3
RESTRICTED STOCK
3.1 Award of Restricted Stock
     (a) Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.
     (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of

16

Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.
     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.
     Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
3.2 Restrictions
     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.
     (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such

17

Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the T-3 Energy Services 2002 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and T-3 Energy Services, Inc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of T-3 Energy Services, Inc.
Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.
     (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.
3.3 Delivery of Shares of Common Stock
     Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.
SECTION 4
OTHER STOCK-BASED AWARDS
4.1 Grant of Other Stock-Based Awards
     Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares of Common Stock awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.
     In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award to a Grantee Restricted Stock Units that are payable in Shares or cash, or in a combination

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thereof. Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A; therefore, during the period beginning on the date such Incentive Award is granted and ending on the payment date specified in the Incentive Agreement, the Grantee’s right to payment under the Incentive Agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A. In addition, payment to the Grantee under the Incentive Agreement shall be made within two and one-half months (2 1/2) months following the end of the calendar year in which the substantial risk of forfeiture lapses unless an earlier payment date is specified in the Incentive Agreement.
4.2 Other Stock-Based Award Terms
     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.
     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.
     (c) Performance Criteria and Other Terms. The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.
SECTION 5
PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA
     As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception (the “Performance Criteria”):
(a)	profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b)	profit-related return ratios;

(c)	return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d)	cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

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(e)	earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f)	net sales growth;

(g)	net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h)	gross, operating or net profit margins;

(i)	productivity ratios;

(j)	share price (including, but not limited to, growth measures and total shareholder return);

(k)	turnover of assets, capital, or inventory;

(l)	expense targets;

(m)	margins;

(n)	measures of health, safety or environment;

(o)	operating efficiency;

(p)	customer service or satisfaction;

(q)	market share;

(r)	credit quality;

(s)	debt ratios (e.g., debt to equity and debt to total capital); and

(t)	working capital targets.
     Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. The Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on its grant date.
     In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable Incentive Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount

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payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion. The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.
     Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 5.
SECTION 6
PROVISIONS RELATING TO PLAN PARTICIPATION
6.1 Incentive Agreement
     Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.
6.2 No Right to Employment
     Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any

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Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
6.3 Securities Requirements
     The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
     The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
6.4 Transferability
     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a domestic relations order which transfer shall occur pursuant and subject to procedures established by the Committee; provided, however, only with respect to Incentive Awards consisting of

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Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.
     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.
6.5 Rights as a Shareholder
     (a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.
     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

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6.6 Change in Stock and Adjustments
     (a) Changes in Law or Circumstances. Subject to Section 6.8 (which only applies in the event of a Change of Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.
     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
     (c) Recapitalization of the Company. Subject to Section 6.8 (which only applies in the event of a Change of Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefore in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or grant price per Share specified in any SAR grant of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or grant price per Share specified in any SAR grant of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).
     (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change of Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of

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stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.
     (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4 in the manner set forth in Section 1.5. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4 in the manner set forth in Section 1.5.
     (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change of Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.
     Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change of Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

25

     (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or
     (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or
     (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent. The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).
6.7 Termination of Employment, Death, Disability and Retirement
     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.
     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.
     (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:

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     (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and
     (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.
     (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:
     (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and
     (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.
     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 6.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 6.7(d) has occurred.
     (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee.
6.8 Change of Control
     Notwithstanding any contrary provision in the Plan, in the event of a Change of Control (as defined below), the following actions shall automatically occur as of the day immediately

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preceding the Change of Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:
     (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;
     (b) all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and
     (c) all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
     For all purposes of this Plan, a “Change of Control” of the Company means the occurrence of any one or more of the following events:
     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 6.8(c) (below) are satisfied;
     (b) Individuals who, as of June 4, 2009, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 4, 2009 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
     (c) Consummation of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the

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corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;
     (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or
     (e) The consummation of the liquidation or dissolution of the Company.
     Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.8 which would otherwise result in a Change of Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change of Control shall not be deemed a Change of Control hereunder. Such determination shall be effective only if it is made by the Board (i) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change of Control, or (ii) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change of Control.
     Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A with respect to an Incentive Award that provides for the deferral of compensation within the meaning of Code Section 409A, then the term Change of Control shall have the meaning set forth in Code Section 409A(2)(A)(v) and authoritative guidance issued thereunder which are incorporated herein by reference, but only to the extent inconsistent with the foregoing provisions of the Change of Control definition as determined by the Committee.
6.9 Exchange of Incentive Awards
     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards; provided, however, the Committee may not provide for the repricing or exchange of underwater Stock Options or SARs for cash consideration or other Incentive Awards unless such repricing or exchange receives the approval of a majority of the holders of the Shares. No exchange of

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Incentive Awards shall be made under this Section 6.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).
6.10 Financing
     Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.
SECTION 7
GENERAL
7.1 Effective Date and Grant Period
     This Plan, as amended and restated effective June 4, 2009 except as otherwise provided herein, has been adopted by the Company, subject to the approval of the shareholders of the Company on or within one year from June 4, 2009, the effective date of the increase in Shares available for Incentive Awards under Section 1.4. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.
7.2 Funding and Liability of Company
     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

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7.3 Withholding Taxes
     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.
     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.
     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.
     (d) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.
7.4 No Guarantee of Tax Consequences
     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.
7.5 Designation of Beneficiary by Participant
     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Company’s Human Resources Department, with a copy to the Committee, during the Grantee’s lifetime, and received and

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accepted by the Human Resources Department. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.
7.6 Deferrals
     The Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award, or the satisfaction of any requirements or goals with respect to any Incentive Awards.
7.7 Amendment and Termination
     The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:
     (a) except as provided in Section 6.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;
     (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;
     (c) extend the term of the Plan; or,
     (d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award. Nothing in the preceding sentence shall limit the ability of the Board or Committee to exercise its discretion as provided in Section 6.6(f).
     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.
7.8 Requirements of Law
     (a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities

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exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
     (b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.
7.9 Rule 16b-3 Securities Law Compliance for Insiders
     If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.
7.10 Compliance with Code Section 162(m) for Publicly Held Corporation
     If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or

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would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.
7.11 Notices
     (a) Notice From Insiders to Secretary of Change in Beneficial Ownership. Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.
     (b) Notice to Insiders and Securities and Exchange Commission. The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”
7.12 Pre-Clearance Agreement with Brokers
     Notwithstanding anything in the Plan to the contrary, no shares of Common Stock issued pursuant to this Plan will be delivered to a broker or dealer that receives such shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such shares.
7.13 Successors to Company
     Except as otherwise provided in Section 6.6(f), all obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
7.14 Miscellaneous Provisions
     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
     (b) The expenses of the Plan shall be borne by the Company.

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     (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
7.15 Severability
     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.
7.16 Gender, Tense and Headings
     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.
7.17 Governing Law
     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

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     IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, effective as of June 4, 2009.

T-3 ENERGY SERVICES, INC.
By:

Name:

Title:

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Please mark your votes as indicated in this example	☒

1.	Election of Class II Director						FOR	AGAINST	ABSTAIN
		FOR all the nominees listed at left	WITHHOLD AUTHORITY to vote for all the nominees listed at left	*EXCEPTIONS	2.	Proposal to amend and restate the 2002 Stock Incentive Plan primarily to increase the number of shares available thereunder.	☐	☐	☐
	01 James M. Tidwell 02 Robert L. Ayers 03 Thomas R. Bates, Jr.	☐	☐	☐	3.	Proposal to ratify the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2009.	☐	☐	☐

	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)						FOR	AGAINST
	*Exceptions				4.	In their discretion, on such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.	☐	☐

Mark Here for Address
Change or Comments
SEE REVERSE
☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS II DIRECTORS, FOR THE ADOPTION OF THE AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN AND FOR THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009 AND, IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES NAMED HEREIN, FOR THE ADOPTION OF THE AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.
PLEASE SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

Signature_________________________________ Signature_________________________________ Date _________, 2009
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲
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PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT)
To commence printing on this proxy card please sign, date and fax this card to: 212-709-3287
SIGNATURE: DATE: TIME:

Form of Proxy Card
T-3 ENERGY SERVICES, INC.
This Proxy is Solicited by the Board of Directors
For the Annual Meeting of Stockholders to be Held Thursday, June 4, 2009
      The undersigned stockholder of T-3 Energy Services, Inc. (the “Company”) hereby appoints Steven W. Krablin and James M. Mitchell, or either one or both of them, attorneys and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of T-3 Energy Services, Inc. to be held at the Omni Houston Hotel Westside, 13210 Katy Freeway, Houston, TX 77079, on Thursday, June 4, 2009, at 10:00 a.m. (Houston Time), and at any adjournments of said meeting, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to vote.

(Continued and to be marked, dated and signed, on the other side)
BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
Address Change/Comments (Mark the corresponding box on the reverse side)

▲FOLD AND DETACH HERE▲
You can now access your T-3 Energy Services, Inc. account online.
Access your T-3 Energy Services, Inc. stockholder account online via Investor ServiceDirect® (ISD).
The transfer agent for T-3 Energy Services, Inc. now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN
Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
www.bnymellon.com/shareowner/isd
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
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